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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                          Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2015 through November 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Floating
                        Rate Trust

--------------------------------------------------------------------------------
                        Annual Report | November 30, 2016
--------------------------------------------------------------------------------

                        Ticker Symbol:   PHD

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          43

Financial Highlights                                                          47

Notes to Financial Statements                                                 49

Report of Independent Registered Public Accounting Firm                       63

Approval of Investment Advisory Agreement                                     65

Trustees, Officers and Service Providers                                      69

                        Pioneer Floating Rate Trust | Annual Report | 11/30/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of 2016, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30, 2016 (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through September 30, 2016, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining government bond yields at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product
(GDP) grew at a rate of approximately 1.2% in the first half of 2016, but GDP growth registered a strong uptick in the third quarter of the year, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields, as noted earlier, had been near zero for most of the year and offered minimal opportunity to produce income. However, recent developments such as the Federal Reserve's decision to increase the Federal funds rate before the end of 2016 have driven yields slightly higher. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it may take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape. Donald Trump's victory in the November U.S. presidential election seems to have sparked a late-year market rally, given the pro-growth proposals he promoted on the campaign trail, but it is unclear just how many of his policy initiatives will be implemented. In addition, continued challenges with Brexit and other geopolitical issues have the potential to increase market volatility going forward. Against this backdrop, investors are likely to face ongoing challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

2 Pioneer Floating Rate Trust | Annual Report | 11/30/16

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 19, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/16 3

Portfolio Management Discussion | 11/30/16

Floating-rate bank loans staged a brisk rally over the final nine months of the 12-month period ended November 30, 2016, as investors grew more confident in the U.S. economic outlook. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Trust during the 12-month period. Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Trust.

Q How did the Trust perform during the 12-month period ended November 30, 2016?

A Pioneer Floating Rate Trust returned 8.31% at net asset value and 15.92% at market price during the 12-month period ended November 30, 2016, while the Trust's linked benchmark returned 8.36%*. The Trust's linked benchmark combines returns of the Trust's current benchmark, the Standard & Poor's/Loan Syndications & Trading Association Leveraged Loan Index, and the Trust's former benchmark, the Bloomberg Barclays U.S. High Yield Loans Index. Unlike the Trust, the linked benchmark does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk. During the same 12-month period, the average return (at market price) of the 22 closed end funds in Lipper's Loan Participation Funds category (which may or may not be leveraged), was 18.97%, and the average return (at market price) of the 27 closed end funds in Morningstar's Bank Loan Funds category (which may or may not be leveraged), was 19.20%.

     The shares of the Trust were selling at a 5.76% discount to net asset value on November 30, 2016.

     The Trust's standard, 30-day SEC yield was 4.12% on November 30, 2016**.

Q How would you describe the investment environment for bank loans during the 12-month period ended November 30, 2016?

A In the early part of the 12-month period, market sentiment was relatively pessimistic with regard to the health of both the domestic and global economies. As the period progressed, however, investors grew increasingly optimistic that the economic outlook was improving. As the economic

* The Bloomberg Barclays U.S. High Yield Loans Index (the Bloomberg Barclays Index) was the Trust's benchmark from inception through 9/30/16, when the Bloomberg Barclays Index ceased. As of 10/1/16, the Trust's benchmark is the S&P/LSTA Leveraged Loan Index (the S&P/LSTA Index). Both the Bloomberg Barclays Index and the S&P/LSTA Index provide broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

** The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Floating Rate Trust | Annual Report | 11/30/16 outlook brightened, floating-rate bank loans and other credit-sensitive investments rallied, overcoming generally negative returns in the early weeks of the period to deliver healthy performance over the full 12 months. During the rally, bank loans with lower credit quality ratings and higher yields generally outperformed higher-quality instruments, a scenario consistent with results of other sectors of the fixed-income market.

     During the early weeks of the period, which began on December 1, 2015, bank loans and other credit-sensitive fixed-income sectors produced negative results as investors worried about weakening oil and commodity prices, data pointing to stubbornly sluggish economic growth in the United States, and evidence of softening economic activity overseas. That all changed in early February 2016, however, when the prices for oil and other commodities bottomed and then began strengthening, the value of the U.S. dollar peaked, and new evidence emerged of gathering economic strength in the United States. The resulting rally in higher-yielding, more credit-sensitive investments, including bank loans, continued nearly unabated for the next eight months. A two-day sell-off in late June caused by the unexpected news that British citizens had voted to exit ("Brexit") the European Union briefly interrupted the hot streak, but the market quickly regained its footing even before the end of the second calendar quarter on June 30.

     The rally in credit-sensitive securities did finally begin to lose some momentum in November 2016, the final month of the period, as the market began to assess the possible economic fallout from the U.S. presidential election, which, like Brexit five months earlier, produced a surprising result with Donald Trump's victory. Bank loans still produced positive performance for the month of November, however, and generated a 7.76% return over the full 12-month period. Meanwhile, investor confidence received a boost from the U.S. gross domestic product (GDP) report for the third quarter, which showed a significant upturn from the second quarter's GDP data. In the third quarter, U.S. GDP grew at a rate exceeding 3%, more than double the 1.4% rate in the second quarter. This announcement, combined with evidence of continued gains in domestic employment and improvements in wage growth, encouraged market confidence that the U.S. Federal Reserve System (the Fed) - in line with earlier expectations - would raise short-term interest rates in December 2016, approximately one year after beginning its tightening cycle with a small hike in the Federal funds rate in December 2015.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/16 5

Q Which of your investment decisions had the biggest effects on the Trust's benchmark-relative performance during the 12-month period ended November 30, 2016?

A The Trust participated in the rally that began in February 2016, although benchmark-relative performance was negatively affected by the generally higher-quality composition of the holdings in the Trust's portfolio as compared with the components of the S&P/LSTA Index, as lower-quality loans outperformed higher-quality loans during the period. However, benchmark-relative performance, inclusive of leverage, was solid during the period. The use of leverage, or borrowed funds, through a credit facility increases risk and has the effect of amplifying the size of market swings on the portfolio. Just as the use of leverage can exaggerate negative results during market downturns - as was the case during the first three months of the Trust's fiscal year when prices of higher-yielding securities declined - leverage can also enhance gains when prices of high-yield securities rise, as they did over the final nine months of the period.

     In addition, positive security selection results and the portfolio's moderate underweight in business equipment and services loans helped the Trust's benchmark-relative performance during the period, as did a moderate underweighting of loans to retailers. However, the portfolio's moderate underweight in loans to the oil and gas industry, during a period that saw the group outperform due to rallying oil prices, detracted from the Trust's benchmark-relative results.

     Security selection results within the portfolio's holdings of oil and gas industry loans also detracted from the Trust's benchmark-relative performance, as did a moderate underweight to loans in the information technology (IT) sector, though security selection within IT made a positive contribution to the Trust's benchmark-relative returns.

     With regard to individual investments, portfolio holdings that contributed positively to the Trust's benchmark-relative performance during the period included loans to Jonah Energy, an independent natural gas producer, Skillsoft, a software company specializing in programs for corporate human resources and training applications, and Fortesque, a mining company. In addition, holdings of loans to Affinion, a marketing services firm specializing in programs targeted to members of specific affinity groups, and to Scientific Games International, a producer of gambling and lottery equipment, aided the Trust's benchmark-relative returns during the period.

     Individual portfolio holdings that detracted from the Trust's benchmark-relative results during the period included loans to Dixie Electric, Targus Group, Medical Card Systems, CSM Bakery, and Community Health. Dixie provides electrical services to oil field operators. Targus is a producer of

6 Pioneer Floating Rate Trust | Annual Report | 11/30/16 protective cases and other accessories for electronic devices. Medical Card Systems is a health insurance company operating in Puerto Rico. CSM produces ingredients for the baking industry, and Community Health is a hospital-operating firm.

Q How did the level of leverage in the Trust change over the 12-month period ended November 30, 2016?

A The Trust employs leverage through a credit agreement. (See Note 7 to the financial statements).

     At the end of the 12-month period on November 30, 2016, 31.7% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 33.1% of the Trust's total managed assets financed by leverage at the start of the period on December 1, 2015. During the 12-month period, the Trust reduced borrowing from the credit facility by a total of $7 million, to $143 million as of November 30, 2016. Due to a decline in prices of bank loans in the first three months of the period, a reduction in the overall borrowing on the credit line was necessary in order to maintain the asset coverage requirements specified by the credit agreement. The percentage of the Trust's managed assets financed by leverage decreased during the period due to the reduction of borrowings.

Q Did the Trust invest in any derivative securities during the 12-month period ended November 30, 2016? If so, did the investments have an effect on performance?

A The Trust had a small exposure to Markit CDX (a high-yield, index-based credit-default swap) during the 12-month period, as a means to give the portfolio greater access to the high-yield market, while maintaining liquidity. The investment did not have a material impact on the Trust's performance.

Q What factors affected the Trust's distributions to shareholders during the 12-month period ended November 30, 2016?

A The Trust's distributions were stable during the period. Shareholders should be aware, however, that several factors could affect future distributions. As older loans with higher yields are called back to be refinanced at lower rates, newer loans in the Trust's portfolio may pay less current income to the Trust.

     Potentially offsetting these influences is the prospect that short-term interest rates will begin increasing due to tightening of monetary policy by the Fed. If there are multiple rate increases by the Fed over the next several

                        Pioneer Floating Rate Trust | Annual Report | 11/30/16 7 months, the income paid by floating-rate loans may also start increasing, which could result in greater current income for the Trust, as rates could exceed the LIBOR (London Interbank Offered Rate) floors in the portfolio.

Q    What is your investment outlook?

A We think the prospects for investments in floating-rate bank loans are good, especially in an expanding domestic economy, and with loan default rates at well below long-term averages.

     The recent announcement by the U.S. Labor Department that GDP growth accelerated to greater than 3% in the third quarter of 2016 points to a strengthening economy. Moreover, President-Elect Trump's policy proposals during the campaign included his expressed desire to boost government spending on infrastructure. If such spending occurs, that could stimulate further economic growth and improve the prospects for credit-linked debt, including bank loans.

     In December 2016, right after the end of the 12-month period, the Fed increased the Federal funds rate for the first time in a year and for just the second time in eight years. Strong economic data reports lend support to the likelihood that the Fed will follow-up its December 2016 rate hike with further increases. We expect the Fed to enact possibly two more interest-rate increases during 2017. Such a development could lead to rising LIBOR rates, and that, in turn, could result in higher dividends* paid by floating-rate loans.

     Investors should be aware, however, that while the yield potential for bank loans may improve, the potential for significant capital appreciation of bank-loan investments appears limited, given that more than half the floating-rate loans in the S&P/LSTA Index currently trade at prices above par (face) value.

Please refer to the Schedule of Investments on pages 13-42 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity, and heightened uncertainty. These conditions may continue, recur, worsen, or spread.

*    Dividends are not guaranteed.

8 Pioneer Floating Rate Trust | Annual Report | 11/30/16

The Trust may invest in derivative securities, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Trust's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Trust. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities which may be less liquid or illiquid. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/16 9

Portfolio Summary | 11/30/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                                86.2%
Treasury Bills                                                              4.3%
Corporate Bonds & Notes                                                     3.6%
U.S. Government and Agency Obligations                                      3.3%
Collateralized Loan Obligations                                             1.2%
Exchange-Traded Funds                                                       0.7%
Repurchase Agreement                                                        0.3%
Certificate of Deposit                                                      0.2%
Common Stocks                                                               0.2%

* Includes investments in Insurance Linked Securities totaling 1.0% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

 1. U.S. Treasury Notes, 0.681%, 4/30/18                                                 1.99%
----------------------------------------------------------------------------------------------
 2. Affinion Group, Inc., Tranche B Term Loan, 6.75%, 4/30/18                            0.76
----------------------------------------------------------------------------------------------
 3. Bright Horizons Family Solutions LLC, Incremental Effective Date Term
    Loan, 3.5%, 11/7/23                                                                  0.75
----------------------------------------------------------------------------------------------
 4. U.S. Treasury Notes, 0.763%, 1/31/18                                                 0.75
----------------------------------------------------------------------------------------------
 5. U.S. Treasury Notes, 0.659%, 10/31/17                                                0.72
----------------------------------------------------------------------------------------------
 6. Scientific Games International, Inc., Initial Term B-2 Loan, 6.0%, 10/1/21           0.72
----------------------------------------------------------------------------------------------
 7. Evergreen Skills Lux S.a.r.l., First Lien Initial Term Loan, 5.837%, 4/28/21         0.70
----------------------------------------------------------------------------------------------
 8. McGraw-Hill Global Education Holdings LLC, First Lien Term B Loan, 5.0%, 5/4/22      0.66
----------------------------------------------------------------------------------------------
 9. American Airlines, Inc., 2015 New Term Loan, 3.25%, 6/27/20                          0.65
----------------------------------------------------------------------------------------------
10. Altice US Finance I Corp., 2016 Refinancing Term Loan, 3.882%, 1/15/25               0.56
----------------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Floating Rate Trust | Annual Report | 11/30/16

Prices and Distributions | 11/30/16

Market Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         11/30/16                    11/30/15
--------------------------------------------------------------------------------
Market Value                              $11.78                       $ 10.83
--------------------------------------------------------------------------------
(Discount)                                 (5.76)%                      (11.95)%
--------------------------------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         11/30/16                    11/30/15
--------------------------------------------------------------------------------
Net Asset Value                           $12.50                      $12.30
--------------------------------------------------------------------------------

Distributions per Share: 12/1/15-11/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term             Long-Term
                          Income            Capital Gains          Capital Gains
--------------------------------------------------------------------------------
                          $0.72                $ --                    $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       11/30/16                         11/30/15
--------------------------------------------------------------------------------
30-day SEC Yield                        4.12%                             5.39%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at us.pioneerinvestments.com.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 11

Performance Update | 11/30/16

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in shares of Pioneer Floating Rate Trust during the periods shown, compared with the value of the Bloomberg Barclays U.S. High Yield Loans Index, an unmanaged index which measures the performance of high-yield loans, and the S&P/LSTA Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was the Fund's benchmark through September 30, 2016, when that index ceased to exist. The S&P/LSTA Leveraged Loan Index, which provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans, became the Trust's benchmark on October 1, 2016.

Average Annual Total Returns
(As of November 30, 2016)
--------------------------------------------------------------------------------
                 Net                           Pioneer Floating
                 Asset                         Rate Trust
                 Value        Market           Linked
Period           (NAV)        Price            Benchmark***
--------------------------------------------------------------------------------
10 Years         4.26%         4.03%           4.72%
5 Years          7.16          5.64            5.19
1 Year           8.31         15.92            8.36
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Floating     Bloomberg Barclays U.S.    S&P/LSTA Leveraged
              Rate Trust           High Yield Loans Index     Loan Index
11/06         $10,000              $10,000                    $10,000
11/07         $ 9,798              $10,308                    $10,297
11/08         $ 4,693              $ 7,516                    $7,546
11/09         $ 8,965              $10,883                    $10,787
11/10         $10,993              $12,131                    $12,079
11/11         $11,280              $12,381                    $12,352
11/12         $13,046              $13,611                    $13,508
11/13         $12,936              $14,380                    $14,267
11/14         $12,636              $14,868                    $14,748
11/15         $12,801              $14,711                    $14,616
9/16                               $15,771
11/16         $14,839              $15,771                    $15,749

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares, or borrowings, as applicable, divided by the number of shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. You cannot invest directly in an index.

*** The Bloomberg Barclays U.S. High Yield Loans Index (the Bloomberg Barclays Index) was the Trust's benchmark from inception through 9/30/16, when the Bloomberg Barclays Index ceased. As of 10/1/16, the Trust's benchmark is the S&P/LSTA Leveraged Loan Index (the S&P/LSTA Index). Both the Bloomberg Barclays Index and the S&P/LSTA Index provide broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

12 Pioneer Floating Rate Trust | Annual Report | 11/30/16

Schedule of Investments | 11/30/16

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         SENIOR SECURED FLOATING RATE LOAN
                         INTERESTS -- 132.4% of Net Assets*(a)
                         AUTOMOBILES & COMPONENTS -- 6.5%
                         Auto Parts & Equipment -- 4.8%
       1,613,236         Allison Transmission, Inc., Term Loan B-3,
                         3.25%, 9/23/22                                                 $     1,628,216
       2,364,000         BBB Industries US Holdings, Inc., First Lien Initial
                         Term Loan, 6.0%, 11/3/21                                             2,366,187
       1,103,568         Cooper-Standard Automotive, Inc., Additional Term B-1
                         Loan, 3.588%, 11/2/23                                                1,113,914
       1,009,167         Electrical Components International, Inc., Term Loan,
                         5.75%, 5/28/21                                                       1,011,690
       1,676,342         Federal-Mogul Corp., Tranche C Term Loan,
                         4.75%, 4/15/21                                                       1,632,338
         907,895         Gates Global LLC, Initial Dollar Term Loan,
                         4.25%, 7/6/21                                                          903,040
         500,000(l)      Innovative Xcessories & Services LLC, Term
                         Loan B, 11/23/22                                                       502,500
         748,599         Key Safety Systems, Inc., Initial Term Loan,
                         5.5%, 8/29/21                                                          752,343
       1,633,591         MPG Holdco I, Inc., Initial Term Loan,
                         3.75%, 10/20/21                                                      1,639,717
       1,341,926         TI Group Automotive Systems LLC, Initial US Term
                         Loan, 4.5%, 6/30/22                                                  1,351,152
       2,039,489         Tower Automotive Holdings USA LLC, Refinancing Term
                         Loan, 4.0%, 4/23/20                                                  2,040,764
                                                                                        ----------------
                                                                                        $    14,941,861
--------------------------------------------------------------------------------------------------------
                         Automobile Manufacturers -- 1.2%
       1,885,645         Chrysler Group LLC, Term Loan B, 3.5%, 5/24/17                 $     1,889,771
         355,893         Inteva Products LLC, Term B Loan, 9.75%, 9/8/21                        357,895
         850,000         Octavius Corp. (Winnebago Industries), Tranche B Term
                         Loan, 5.5%, 11/8/23                                                    850,000
         466,667         Visteon Corp., Initial Term Loan, 3.5%, 4/9/21                         468,708
                                                                                        ----------------
                                                                                        $     3,566,374
--------------------------------------------------------------------------------------------------------
                         Tires & Rubber -- 0.5%
       1,500,000         Goodyear Tire & Rubber Co., Second Lien Term Loan,
                         3.86%, 4/30/19                                                 $     1,511,919
                                                                                        ----------------
                         Total Automobiles & Components                                 $    20,020,154
--------------------------------------------------------------------------------------------------------
                         BANKS -- 0.3%
                         Thrifts & Mortgage Finance -- 0.3%
         894,845         Ocwen Loan Servicing, Initial Term Loan, 5.5%, 2/15/18         $       897,641
                                                                                        ----------------
                         Total Banks                                                    $       897,641
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 13

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         CAPITAL GOODS -- 13.7%
                         Aerospace & Defense -- 4.9%
       1,823,822         Accudyne Industries Borrower SCA/Accudyne Industries
                         LLC, Refinancing Term Loan, 4.0%, 12/13/19                     $     1,633,839
       1,234,375         Allion Science and Technology Corp., First Lien Term
                         Loan, 5.5%, 8/19/21                                                  1,211,230
       1,571,455         BE Aerospace, Inc., Term Loan, 3.75%, 12/16/21                       1,577,348
       1,346,406         DAE Aviation Holdings, Inc., Initial Term Loan,
                         5.25%, 7/7/22                                                        1,351,735
       1,977,006         Digitalglobe, Inc., Term Loan, 4.75%, 1/31/20                        1,993,053
       1,500,000         DynCorp International, Inc., Term Loan B2,
                         7.75%, 7/7/20                                                        1,502,031
         246,269         IAP Worldwide Services, Inc., First Lien Term Loan,
                         8.0%, 7/18/19                                                          231,493
         500,000         Transdigm, Inc., Tranche F Term Loan, 3.75%, 6/9/23                    501,758
       1,847,750         Turbocombustor Technology, Inc., Initial Term Loan,
                         5.5%, 12/2/20                                                        1,644,498
       1,482,884         Vencore, Inc. (fka SI Organization, Inc.), First Lien Initial
                         Term Loan, 5.75%, 11/23/19                                           1,495,241
       1,792,361         WP CPP Holdings LLC, First Lien Term B-3 Loan,
                         4.5%, 12/28/19                                                       1,763,235
         334,900         WP CPP Holdings LLC, Second Lien Term B-1 Loan,
                         8.75%, 4/30/21                                                         324,016
                                                                                        ----------------
                                                                                        $    15,229,477
--------------------------------------------------------------------------------------------------------
                         Building Products -- 2.4%
       1,159,175         Armstrong World Industries, Inc., Term Loan B,
                         4.0%, 3/31/23                                                  $     1,160,262
       1,717,904         Builders FirstSource, Inc., Initial Term Loan,
                         4.75%, 7/31/22                                                       1,729,070
         328,264         NCI Building Systems, Inc., Tranche B Term Loan,
                         4.25%, 6/24/19                                                         328,961
       1,065,939(l)      Quikrete Holdings, Inc., First Lien Initial
                         Loan, 11/15/23                                                       1,071,802
       1,688,625         Summit Materials LLC, Restatement Effective Date Term
                         Loan, 4.0%, 7/18/22                                                  1,701,818
       1,442,189         Unifrax Holding Co., New Term B Dollar Loan,
                         4.25%, 11/28/18                                                      1,434,753
                                                                                        ----------------
                                                                                        $     7,426,666
--------------------------------------------------------------------------------------------------------
                         Construction Machinery & Heavy Trucks -- 1.3%
         568,184         Engility Corp. (fka TASC, Inc.), Term B2 Loan,
                         5.75%, 8/14/23                                                 $       575,553
       1,003,846         Manitowoc Co., Inc., Term Loan, 5.75%, 3/3/23                        1,020,568
       1,603,800         Navistar, Inc., Tranche B Term Loan, 6.5%, 8/7/20                    1,619,086
         838,816         Terex Corp., US Term Loan, 3.588%, 8/13/21                             839,865
                                                                                        ----------------
                                                                                        $     4,055,072
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer Floating Rate Trust | Annual Report | 11/30/16

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Electrical Components & Equipment -- 1.3%
       1,961,122         Pelican Products, Inc., First Lien Term Loan,
                         5.25%, 4/10/20                                                 $     1,951,317
         835,841         Southwire Company LLC, Initial Term Loan, 3.25%,
                         2/10/21                                                                837,930
       1,290,128         WireCo WorldGroup, Inc., First Lien Initial Term Loan B,
                         6.5%, 9/29/23                                                        1,303,836
                                                                                        ----------------
                                                                                        $     4,093,083
--------------------------------------------------------------------------------------------------------
                         Industrial Conglomerates -- 1.7%
         375,000(l)      Culligan International Co., Term Loan, 11/17/23                $       376,524
         398,303         Doosan Infracore International, Inc. (Doosan Holdings
                         Europe, Ltd.), Tranche B Term Loan, 4.5%, 5/28/21                      400,125
       1,125,000         DTI Holdco, Inc., Initial Term Loan, 6.25%, 10/2/23                  1,113,047
         990,356         Filtration Group Corp., First Lien Term Loan,
                         4.25%, 11/23/20                                                        993,038
         167,071         Kleopatra Holdings 2 SCA, Initial German Borrower
                         Dollar Term Loan, 4.25%, 4/28/20                                       168,533
         390,946         Kleopatra Holdings 2 SCA, Initial US Dollar Term Loan,
                         4.25%, 4/28/20                                                         394,366
         927,161         Milacron LLC, Term Loan, 4.25%, 9/28/20                                932,353
         700,000         ProAmpac PG Borrower LLC, First Lien Initial Term Loan,
                         5.0%, 11/20/23                                                         704,813
                                                                                        ----------------
                                                                                        $     5,082,799
--------------------------------------------------------------------------------------------------------
                         Industrial Machinery -- 1.5%
         189,525         Blount International, Inc., Initial Term Loan,
                         7.25%, 4/12/23                                                 $       192,368
         868,296         Gardner Denver, Inc., Initial Dollar Term Loan,
                         4.25%, 7/30/20                                                         844,553
       1,965,000         Mueller Water Products, Inc., Initial Term Loan,
                         4.0%, 11/24/21                                                       1,985,878
       1,732,500         NN, Inc., Tranche B Term Loan, 5.0%, 10/19/22                        1,735,748
                                                                                        ----------------
                                                                                        $     4,758,547
--------------------------------------------------------------------------------------------------------
                         Trading Companies & Distributors -- 0.6%
       1,132,534         AWAS Finance Luxembourg 2012 SA, Term Loan,
                         3.63%, 7/16/18                                                 $     1,139,613
         589,080         WESCO Distribution, Inc., Tranche B-1 Loan,
                         3.75%, 12/12/19                                                        590,736
                                                                                        ----------------
                                                                                        $     1,730,349
                                                                                        ----------------
                         Total Capital Goods                                            $    42,375,993
--------------------------------------------------------------------------------------------------------
                         COMMERCIAL & PROFESSIONAL SERVICES -- 5.3%
                         Diversified Support Services -- 1.1%
         771,425         DH Publishing LP, Term B-4 Loan, 3.282%, 8/22/22               $       773,474
       1,056,743         InfoGroup, Inc., Term Loan B, 7.0%, 5/28/18                          1,044,690

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 15

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Diversified Support Services -- (continued)
         696,121         KAR Auction Services, Inc., Tranche B-2 Term Loan,
                         4.063%, 3/11/21                                                $       700,907
         937,500         Ryan LLC, Tranche B Term Loan, 6.75%, 8/7/20                           933,398
                                                                                        ----------------
                                                                                        $     3,452,469
--------------------------------------------------------------------------------------------------------
                         Environmental & Facilities Services -- 2.8%
         906,591         Advanced Disposal Services, Inc. (fka ADS Waste
                         Holdings, Inc.), Additional Term Loan, 3.5%, 11/10/23          $       908,575
         470,546         Granite Acquisition, Inc., First Lien Term B Loan,
                         5.0%, 12/17/21                                                         467,605
          21,073         Granite Acquisition, Inc., First Lien Term C Loan,
                         5.0%, 12/17/21                                                          20,941
       1,500,000         Granite Acquisition, Inc., Second Lien Term B Loan,
                         8.25%, 12/19/22                                                      1,421,875
         500,000         Infiltrator Systems Integrated LLC, Second Lien Term
                         Loan, 9.75%, 5/26/23                                                   502,500
         975,000         Safway Group Holding LLC, Initial Term Loan,
                         5.75%, 8/21/23                                                         983,125
         854,715         US Ecology, Inc., Term Loan, 3.75%, 6/17/21                            860,324
       1,083,825         Waste Industries USA, Inc., Term B Loan, 3.5%, 2/27/20               1,087,551
         606,848         Wastequip LLC, Term Loan, 5.5%, 8/9/19                                 609,124
       1,741,802         WCA Waste Systems, Inc., Initial Term Loan,
                         4.0%, 8/11/23                                                        1,742,891
                                                                                        ----------------
                                                                                        $     8,604,511
--------------------------------------------------------------------------------------------------------
                         Human Resource & Employment Services -- 0.2%
         565,069         On Assignment, Inc., Tranche B-1 Term Loan,
                         3.5%, 6/3/22                                                   $       571,426
--------------------------------------------------------------------------------------------------------
                         Office Services & Supplies -- 0.2%
         648,375         West Corp., Term B-12 Loan, 3.75%, 6/17/23                     $       652,670
--------------------------------------------------------------------------------------------------------
                         Security & Alarm Services -- 1.0%
         176,513         Garda Security, Term B Delayed Draw Loan,
                         5.5%, 11/6/20                                                  $       174,527
       1,395,470         Garda Security, Term B Loan, 5.5%, 11/6/20                           1,379,771
       1,111,664         Protection One, Inc., First Lien Term B Loan,
                         4.75%, 7/1/21                                                        1,120,497
         498,750         Protection One, Inc., First Lien Term B-1 Loan,
                         4.75%, 5/2/22                                                          503,426
                                                                                        ----------------
                                                                                        $     3,178,221
                                                                                        ----------------
                         Total Commercial & Professional Services                       $    16,459,297
--------------------------------------------------------------------------------------------------------
                         CONSUMER DURABLES & APPAREL -- 3.1%
                         Consumer Electronics -- 0.4%
       1,200,000(l)      Redbox Automated Retail LLC, First Lien Term B
                         Loan, 9/27/21                                                  $     1,167,750
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Trust | Annual Report | 11/30/16

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Homefurnishing Retail -- 0.7%
       1,883,493(l)      Serta Simmons Holdings LLC, Initial Term
                         Loan, 11/8/23                                                  $     1,879,121
         350,000(l)      Serta Simmons Holdings LLC, Second Lien Term
                         Loan, 10/21/24                                                         351,167
                                                                                        ----------------
                                                                                        $     2,230,288
--------------------------------------------------------------------------------------------------------
                         Housewares & Specialties -- 1.4%
         787,302         Prestige Brands, Inc., Term B-3 Loan, 3.5%, 9/3/21             $       792,162
       2,050,949         Reynolds Group Holdings, Inc., US Term Loan,
                         4.25%, 2/5/23                                                        2,060,621
       1,486,545         World Kitchen LLC, US Term Loan, 5.5%, 3/4/19                        1,471,680
                                                                                        ----------------
                                                                                        $     4,324,463
--------------------------------------------------------------------------------------------------------
                         Leisure Products -- 0.6%
       1,000,000(l)      Bass Pro Group LLC, Term Loan B, 11/4/23                       $       993,571
         329,028         Bombardier Recreational Products, Inc., Term B Loan,
                         3.75%, 6/30/23                                                         330,330
         400,563         Marine Acquisition Corp., Term Loan, 5.25%, 1/30/21                    400,062
                                                                                        ----------------
                                                                                        $     1,723,963
                                                                                        ----------------
                         Total Consumer Durables & Apparel                              $     9,446,464
--------------------------------------------------------------------------------------------------------
                         CONSUMER SERVICES -- 10.3%
                         Casinos & Gaming -- 1.6%
         840,007         CityCenter Holdings LLC, Term B Loan, 4.25%,
                         10/16/20                                                       $       847,620
         790,746         Eldorado Resorts, Inc., Initial Term Loan, 4.25%,
                         7/25/22                                                                796,176
       3,210,559         Scientific Games International, Inc., Initial Term B-2
                         Loan, 6.0%, 10/1/21                                                  3,241,409
                                                                                        ----------------
                                                                                        $     4,885,205
--------------------------------------------------------------------------------------------------------
                         Education Services -- 2.9%
       3,396,416         Bright Horizons Family Solutions LLC, Incremental
                         Effective Date Term Loan, 3.5%, 11/7/23                        $     3,411,275
       1,836,412         Cengage Learning Acquisitions, Inc., 2016 Refinancing
                         Term Loan, 5.25%, 6/7/23                                             1,770,498
       1,461,652         Laureate Education, Inc., Series 2021 Extended Term
                         Loan, 8.868%, 3/17/21                                                1,449,776
       2,505,795         Nord Anglia Education Finance LLC, Initial Term Loan,
                         5.0%, 3/31/21                                                        2,505,795
                                                                                        ----------------
                                                                                        $     9,137,344
--------------------------------------------------------------------------------------------------------
                         Hotels, Resorts & Cruise Lines -- 0.5%
          49,422         Hilton Worldwide Finance LLC, Series B-1 Term Loan,
                         3.5%, 10/26/20                                                 $        49,696
         505,232         Hilton Worldwide Finance LLC, Series B-2 Term Loan,
                         3.08%, 10/25/23                                                        509,293

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 17

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Hotels, Resorts & Cruise Lines -- (continued)
         798,503         Sabre, Inc., Term B Loan, 4.0%, 2/19/19                        $       804,575
         150,000(l)      Sabre, Inc., Term C Loan, 2/19/18                                      150,188
                                                                                        ----------------
                                                                                        $     1,513,752
--------------------------------------------------------------------------------------------------------
                         Leisure Facilities -- 1.7%
         842,076         Cedar Fair LP, US Term Facility, 3.25%, 3/6/20                 $       845,887
       2,169,050         Fitness International LLC, Term B Loan, 6.0%, 7/1/20                 2,172,575
         862,371         Life Time Fitness, Inc., Closing Date Term Loan,
                         4.25%, 6/10/22                                                         863,853
       1,286,450         Six Flags Theme Parks, Inc., Tranche B Term Loan,
                         3.25%, 6/30/22                                                       1,295,562
                                                                                        ----------------
                                                                                        $     5,177,877
--------------------------------------------------------------------------------------------------------
                         Restaurants -- 1.9%
         749,423         1011778 BC Unlimited Liability Co. (New Red Finance,
                         Inc.) (aka Burger King/Tim Hortons), Term B-2 Loan,
                         3.75%, 12/10/21                                                $       754,885
       1,339,417         Landry's, Inc. (fka Landry's Restaurants, Inc.), Term
                         Loan B, 4.0%, 10/4/23                                                1,349,882
       1,742,136         NPC International, Inc., Term Loan, 4.75%, 12/28/18                  1,749,758
       1,960,000         Red Lobster Management LLC, First Lien Initial Term
                         Loan, 6.25%, 7/28/21                                                 1,964,492
                                                                                        ----------------
                                                                                        $     5,819,017
--------------------------------------------------------------------------------------------------------
                         Specialized Consumer Services -- 1.7%
         834,437         Allied Universal Holdco LLC (fka USAGM Holdco LLC),
                         Incremental Term Loan, 5.5%, 7/28/22                           $       836,523
       2,456,406         Creative Artists Agency LLC, Initial Term Loan,
                         5.0%, 12/17/21                                                       2,481,739
       1,732,500         KC MergerSub, Inc., Term B-1 Loan, 5.25%, 8/12/22                    1,746,937
         379,874         Weight Watchers International, Inc., Initial Tranche B-2
                         Term Loan, 4.0%, 4/2/20                                                290,604
                                                                                        ----------------
                                                                                        $     5,355,803
                                                                                        ----------------
                         Total Consumer Services                                        $    31,888,998
--------------------------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIALS -- 3.1%
                         Asset Management & Custody Banks -- 0.5%
       1,494,986         Vistra Group, Ltd., USD Term Loan, 4.75%, 10/26/22             $     1,499,658
--------------------------------------------------------------------------------------------------------
                         Consumer Finance -- 0.4%
       1,365,010         Trans Union LLC, Term B-2 Loan, 3.5%, 4/9/21                   $     1,373,054
--------------------------------------------------------------------------------------------------------
                         Investment Banking & Brokerage -- 0.9%
       1,182,800         Duff & Phelps Corp., Initial Term Loan, 4.75%, 4/23/20         $     1,185,388
         636,891         Guggenheim Partners Investment Management
                         Holdings LLC, Term B Loan, 3.5%, 7/21/23                               640,739

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Trust | Annual Report | 11/30/16

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Investment Banking & Brokerage -- (continued)
         103,720         LPL Holdings, Inc., 2021 Tranche B Term Loan,
                         4.25%, 3/29/21                                                 $       104,498
         740,625         MJ Acquisition Corp., Term Loan, 4.0%, 6/1/22                          740,625
                                                                                        ----------------
                                                                                        $     2,671,250
--------------------------------------------------------------------------------------------------------
                         Other Diversified Financial Services -- 1.0%
         325,000         Delos Finance S.a.r.l., Term Loan, 3.588%, 3/6/21              $       327,559
         767,016         Fly Funding II S.a.r.l., Term Loan, 3.64%, 2/9/22                      771,331
       1,983,375         Livingston International, Inc., First Lien Initial Term B-1
                         Loan, 5.5%, 4/18/19                                                  1,899,082
                                                                                        ----------------
                                                                                        $     2,997,972
--------------------------------------------------------------------------------------------------------
                         Specialized Finance -- 0.3%
       1,233,087         DBRS, Ltd., Initial Term Loan, 6.25%, 3/4/22                   $     1,115,944
                                                                                        ----------------
                         Total Diversified Financials                                   $     9,657,878
--------------------------------------------------------------------------------------------------------
                         ENERGY -- 4.2%
                         Integrated Oil & Gas -- 0.5%
       1,384,652         TerraForm AP Acquisition Holdings LLC, Term Loan,
                         6.0%, 6/27/22                                                  $     1,384,652
--------------------------------------------------------------------------------------------------------
                         Oil & Gas Drilling -- 0.8%
       2,600,000         Jonah Energy LLC, Second Lien Initial Term Loan,
                         7.5%, 5/12/21                                                  $     2,459,166
           1,048         Pacific Drilling SA, Term Loan, 4.5%, 6/3/18                               331
                                                                                        ----------------
                                                                                        $     2,459,497
--------------------------------------------------------------------------------------------------------
                         Oil & Gas Equipment & Services -- 0.2%
       1,643,033         FR Dixie Acquisition Corp., Term Loan,
                         5.75%, 12/18/20                                                $       743,472
--------------------------------------------------------------------------------------------------------
                         Oil & Gas Exploration & Production -- 1.9%
       1,000,000         California Resources Corp., Term Loan, 11.375%,
                         12/31/21                                                       $     1,065,000
       1,000,000         Chesapeake Energy Corp., Term Loan Class A,
                         8.5%, 8/23/21                                                        1,063,500
       1,378,942         EP Energy LLC (fka Everest Acquisition LLC), Term
                         Loan, 9.75%, 6/30/21                                                 1,406,090
       2,330,000         Gulf Finance LLC, Tranche B Term Loan,
                         6.25%, 8/25/23                                                       2,297,963
                                                                                        ----------------
                                                                                        $     5,832,553
--------------------------------------------------------------------------------------------------------
                         Oil & Gas Refining & Marketing -- 0.5%
         896,252         Pilot Travel Centers LLC, 2016 Refinancing Tranche B
                         Term Loan, 3.356%, 5/25/23                                     $       904,561
         565,799         Western Refining, Inc., Term Loan 2013, 5.25%,
                         11/12/20                                                               567,921
                                                                                        ----------------
                                                                                        $     1,472,482
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 19

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Oil & Gas Storage & Transportation -- 0.3%
       1,000,000         Energy Transfer Equity LP, 2013 Term Loan,
                         3.387%, 12/2/19                                                $       996,458
                                                                                        ----------------
                         Total Energy                                                   $    12,889,114
--------------------------------------------------------------------------------------------------------
                         FOOD & STAPLES RETAILING -- 2.3%
                         Drug Retail -- 0.5%
       1,705,738         Hearthside Group Holdings LLC, Term Loan,
                         4.5%, 6/2/21                                                   $     1,709,405
--------------------------------------------------------------------------------------------------------
                         Food Distributors -- 1.2%
         694,505         CTI Foods Holding Co., LLC, First Lien Term Loan,
                         4.5%, 6/29/20                                                  $       677,143
       1,000,000         CTI Foods Holding Co., LLC, Second Lien Term Loan,
                         8.25%, 6/28/21                                                         900,000
       2,418,854         Mill US Acquisition, First Lien Term Loan, 5.0%, 7/3/20              2,070,539
                                                                                        ----------------
                                                                                        $     3,647,682
--------------------------------------------------------------------------------------------------------
                         Food Retail -- 0.6%
       1,389,375         Albertson's LLC, Term B-6 Loan, 4.75%, 6/22/23                 $     1,396,931
         491,250         Packers Holdings LLC, Term Loan, 4.75%, 12/2/21                        495,548
                                                                                        ----------------
                                                                                        $     1,892,479
                                                                                        ----------------
                         Total Food & Staples Retailing                                 $     7,249,566
--------------------------------------------------------------------------------------------------------
                         FOOD, BEVERAGE & TOBACCO -- 3.6%
                         Packaged Foods & Meats -- 3.6%
         388,734         AdvancePierre Foods, Inc., Term Loan, 4.5%, 6/2/23             $       391,468
       1,650,000         Amplify Snack Brands, Inc., Term Loan, 6.5%, 9/2/23                  1,621,125
       1,000,000         Del Monte Foods, Inc., Second Lien Initial Term
                         Loan, 8.45%, 8/18/21                                                   795,000
       1,239,913         Dole Food Co., Inc., Tranche B Term Loan, 4.56%,
                         11/1/18                                                              1,246,629
       1,500,000         Give and Go Prepared Foods Corp., First Lien Term
                         Loan, 6.5%, 7/29/23                                                  1,502,500
         992,500         JBS USA LLC, Incremental Term Loan, 4.0%, 10/30/22                     993,319
       1,212,450         Maple Holdings Acquisition Corp. (aka Keuring Green
                         Mountain, Inc.), Term Loan B, 5.25%, 3/3/23                          1,228,354
       1,945,801         Pinnacle Foods Finance LLC, New Term Loan G,
                         3.387%, 4/29/20                                                      1,957,095
       1,470,000         Shearer's Foods LLC, First Lien Term Loan,
                         4.938%, 6/30/21                                                      1,476,431
                                                                                        ----------------
                         Total Food, Beverage & Tobacco                                 $    11,211,921
--------------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 14.4%
                         Health Care Equipment -- 0.4%
       1,250,000(l)      Cidron Healthcare, Ltd. (aka ConvaTec, Inc.), Term B
                         Loan, 10/25/23                                                 $     1,254,688
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Trust | Annual Report | 11/30/16

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Health Care Facilities -- 3.9%
         421,813         Acadia Healthcare Co., Inc., Tranche B-2 Term Loan,
                         3.75%, 2/16/23                                                 $       423,131
         684,250         AmSurg Corp., Initial Term Loan, 5.25%, 7/16/21                        685,405
         798,000         ATI Holdings Acquisition, Inc., First Lien Initial Term
                         Loan, 5.5%, 5/10/23                                                    803,652
         264,935         CHS/Community Health Systems, Inc., Incremental
                         2018 Term F Loan, 4.083%, 12/31/18                                     256,747
         278,867         CHS/Community Health Systems, Inc., Incremental
                         2019 Term G Loan, 3.75%, 12/31/19                                      265,098
         513,107         CHS/Community Health Systems, Inc., Incremental
                         2021 Term H Loan, 4.0%, 1/27/21                                        485,161
       1,560,333         Iasis Healthcare LLC, Term B-2 Loan, 4.5%, 5/3/18                    1,542,779
       1,983,129         Kindred Healthcare, Inc., Incremental Term Loan,
                         4.25%, 4/9/21                                                        1,963,297
       1,995,000         Prospect Medical Holdings, Inc., Term Loan,
                         7.0%, 6/30/22                                                        1,970,063
       1,069,625         Quorum Health Corp., Term Loan, 6.75%, 4/29/22                       1,032,634
         418,152         Select Medical Corp., Series E, Tranche B Term Loan,
                         6.0%, 6/1/18                                                           418,937
         995,000         Select Medical Corp., Series F, Tranche B Term Loan,
                         6.0%, 3/3/21                                                         1,004,950
       1,319,779         Vizient, Inc., Term B-2 Loan, 5.0%, 2/13/23                          1,329,472
                                                                                        ----------------
                                                                                        $    12,181,326
--------------------------------------------------------------------------------------------------------
                         Health Care Services -- 6.8%
         977,500         Aegis Toxicology Sciences Corp., First Lien Initial Term
                         Loan, 5.5%, 2/24/21                                            $       906,631
       1,107,226         Alliance Healthcare Services, Inc., Initial Term Loan,
                         4.25%, 6/3/19                                                        1,085,082
         264,949         Ardent Legacy Acquisitions, Inc. (Ardent Mergeco LLC),
                         Term Loan, 6.5%, 8/4/21                                                265,280
         598,592         Bioscrip, Inc., Initial Term B Loan, 6.5%, 7/31/20                     550,704
         359,155         Bioscrip, Inc., Term Loan, 6.5%, 7/31/20                               330,423
         865,683         BSN Medical Luxembourg Holding S.a.r.l. (P & F
                         Capital), Facility Term Loan B-1B, 4.0%, 8/28/19                       866,765
       1,365,220(b)      CCS Medical, Inc., Second Lien Term Loan, 12.5%
                         (12.5% PIK 0% Cash), 5/1/18                                             20,478
         868,982         DaVita HealthCare Partners, Inc., Term Loan B2,
                         3.5%, 6/24/21                                                          871,290
       1,154,780         Envision Healthcare Corp. (fka Emergency Medical
                         Services Corp.), Initial Term Loan, 6.0%, 5/25/18                    1,157,306
       1,626,217(l)      Envision Healthcare Corp. (fka Emergency Medical
                         Services Corp.), Term Loan B, 11/17/23                               1,631,299
         471,438         Envision Healthcare Corp. (fka Emergency Medical
                         Services Corp.), Tranche B-2 Term Loan, 6.25%,
                         10/28/22                                                       $       472,976

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 21

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Health Care Services -- (continued)
       1,466,250         Genex Holdings, Inc., First Lien Term B Loan, 5.25%,
                         5/28/21                                                        $     1,453,420
       1,300,000         Genoa Healthcare Co., LLC, First Lien Initial Term Loan,
                         4.75%, 10/30/23                                                      1,297,292
         100,000         Genoa Healthcare Co., LLC, Second Lien Initial Term
                         Loan, 9.0%, 10/28/24                                                    99,937
         742,523         Global Healthcare Exchange LLC, Initial Term Loan,
                         5.25%, 8/15/22                                                         748,325
         900,000         Gold Merger Co., Inc. (aka ExamWorks Group, Inc.),
                         Initial Term Loan, 4.75%, 7/27/23                                      905,485
         987,500         HC Group Holdings III, Inc., Initial Term Loan,
                         6.0%, 4/7/22                                                           977,008
         900,000(l)      Inventiv Group Holdings, Inc., Initial Term Loan, 11/9/23              898,664
       1,240,688         National Mentor Holdings, Inc., Tranche B Term Loan,
                         4.25%, 1/31/21                                                       1,242,045
         351,111         National Surgical Hospitals, Inc., Term Loan,
                         4.5%, 6/1/22                                                           344,633
       1,221,938         nThrive, Inc. (fka Precyse Acquisition Corp.), First Lien
                         Initial Term Loan, 6.5%, 10/20/22                                    1,233,393
         935,392         NVA Holdings, Inc., First Lien Term Loan, 4.75%, 8/14/21               938,120
       1,116,094         Pharmaceutical Product Development, First Lien Term B
                         Loan, 4.25%, 8/18/22                                                 1,119,814
       1,783,408         US Renal Care, Inc., First Lien Initial Term Loan,
                         5.25%, 12/30/22                                                      1,676,403
                                                                                        ----------------
                                                                                        $    21,092,773
--------------------------------------------------------------------------------------------------------
                         Health Care Supplies -- 1.9%
       1,141,290         Alere, Inc., Term Loan B, 4.25%, 6/20/22                       $     1,127,381
       1,339,875         Greatbatch, Ltd., Term B Loan, 5.25%, 10/27/22                       1,335,520
         559,300         Halyard Health, Inc., Term Loan, 4.0%, 11/1/21                         562,561
         858,103         Kinetic Concepts, Inc., Dollar Term F Loan,
                         5.0%, 11/4/20                                                          844,374
       1,826,600         Sterigenics-Nordion Holdings LLC, Initial Term Loan,
                         4.25%, 5/16/22                                                       1,824,271
                                                                                        ----------------
                                                                                        $     5,694,107
--------------------------------------------------------------------------------------------------------
                         Health Care Technology -- 1.2%
       2,029,625         Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                         Term B-2 Loan, 3.75%, 11/2/18                                  $     2,033,938
         196,000         Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                         Term B-3 Loan, 3.75%, 11/2/18                                          196,245
       1,125,775(c)      Medical Card System, Inc., Term Loan, 1.5%, 5/31/19                    731,754
         650,000         Press Ganey Holdings, Inc., Initial Term Loan,
                         4.25%, 10/23/23                                                        651,625
                                                                                        ----------------
                                                                                        $     3,613,562
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Trust | Annual Report | 11/30/16

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Managed Health Care -- 0.2%
         381,008(d)      MMM Holdings, Inc., MMM Term Loan, 9.75%, 12/12/17             $       375,293
         276,991(d)      MSO of Puerto Rico, Inc., Term Loan, 9.75%, 12/12/17                   272,837
                                                                                        ----------------
                                                                                        $       648,130
                                                                                        ----------------
                         Total Health Care Equipment & Services                         $    44,484,586
--------------------------------------------------------------------------------------------------------
                         HOUSEHOLD & PERSONAL PRODUCTS -- 1.3%
                         Household Products -- 0.4%
         669,190         Spectrum Brands Canada, Inc., 2016 Replacement
                         USD Term Loan, 3.288%, 6/23/22                                 $       675,743
          73,583         Wash Multifamily Parent, Inc., First Lien Initial Canadian
                         Term Loan, 4.25%, 5/16/22                                               72,664
         420,166         Wash Multifamily Parent, Inc., First Lien Initial US Term
                         Loan, 4.25%, 5/16/22                                                   414,913
                                                                                        ----------------
                                                                                        $     1,163,320
--------------------------------------------------------------------------------------------------------
                         Personal Products -- 0.9%
       1,240,529         NBTY, Inc., Dollar Term Loan B, 5.0%, 5/5/23                   $     1,243,243
         732,258         Party City Holdings, Inc., 2016 Replacement Term
                         Loan, 3.75%, 8/19/22                                                   735,396
         800,000         Revlon Consumer Products Corp., Initial Term Loan B,
                         4.25%, 9/7/23                                                          802,223
                                                                                        ----------------
                                                                                        $     2,780,862
                                                                                        ----------------
                         Total Household & Personal Products                            $     3,944,182
--------------------------------------------------------------------------------------------------------
                         INSURANCE -- 2.7%
                         Insurance Brokers -- 0.3%
         980,011         National Financial Partners Corp., 2014 Specified
                         Refinancing Term Loan, 4.5%, 7/1/20                            $       983,686
--------------------------------------------------------------------------------------------------------
                         Life & Health Insurance -- 0.5%
       1,638,095         Integro, Ltd., Initial Term Loan, 6.75%, 10/31/22              $     1,613,524
--------------------------------------------------------------------------------------------------------
                         Multi-Line Insurance -- 0.1%
         360,075         Alliant Holdings I LLC, Term Loan B, 4.753%, 8/12/22           $       360,600
--------------------------------------------------------------------------------------------------------
                         Property & Casualty Insurance -- 1.8%
         850,000(l)      Acrisure LLC, First Lien Term B Loan, 11/22/23                 $       850,000
         500,000         Confie Seguros Holding II Co., Second Lien Term
                         Loan, 10.25%, 5/8/19                                                   491,667
       2,403,380         Confie Seguros Holding II Co., Term B Loan,
                         5.75%, 4/19/22                                                       2,382,350
       1,629,176         USI, Inc., Initial Term Loan, 4.25%, 12/27/19                        1,631,212
                                                                                        ----------------
                                                                                        $     5,355,229
                                                                                        ----------------
                         Total Insurance                                                $     8,313,039
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 23

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         MATERIALS -- 15.1%
                         Commodity Chemicals -- 0.3%
       1,045,976         Tronox Pigments (Netherlands) BV, Closing Date Term
                         Loan, 4.5%, 3/19/20                                            $     1,045,976
--------------------------------------------------------------------------------------------------------
                         Construction Materials -- 1.3%
       1,010,000(l)      84 Lumber Co., Initial Term Loan, 10/25/23                     $       999,900
         750,000         American Bath Group LLC, First Lien Term Loan,
                         6.75%, 9/30/23                                                         753,750
         244,385         Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                         Dollar Term B-3 Loan, 4.25%, 8/30/20                                   245,836
         807,573         Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                         Initial Dollar Term B-1 Loan, 4.25%, 8/30/20                           812,368
          91,483         Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                         Initial Dollar Term B-2 Loan, 4.25%, 8/30/20                            92,027
         598,485         Headwaters, Inc., Term B-1 Loan, 4.0%, 3/24/22                         601,477
         588,000         Penn Engineering & Manufacturing Corp., Incremental
                         Tranche B Term Loan, 4.0%, 8/27/21                                     589,470
                                                                                        ----------------
                                                                                        $     4,094,828
--------------------------------------------------------------------------------------------------------
                         Diversified Chemicals -- 3.0%
         299,420(l)      Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                         Tranche B-2 Term Loan, 9/13/23                                 $       302,508
         225,579(l)      Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                         Tranche B-3 Term Loan, 9/13/23                                         227,906
       1,458,600         Axalta Coating Systems Dutch Holding B BV & Axalta
                         Coating Systems US Holdings, Inc., Refinanced Term B
                         Loan, 3.75%, 2/1/20                                                  1,466,805
       1,226,981         Azelis Finance SA (Azelis US Holdings, Inc.), First Lien
                         Dollar Term Loan, 5.25%, 12/16/22                                    1,234,650
       1,695,750         Nexeo Solutions LLC, Initial Term Loan, 5.25%, 6/9/23                1,712,707
         590,207         Orion Engineered Carbons GmbH (OEC Finance US LLC),
                         Initial Dollar Term Loan, 3.838%, 7/25/21                              593,711
         620,314         Plaskolite LLC, First Lien Term Loan, 5.75%, 11/3/22                   620,702
         325,000         Royal Holdings, Inc., Second Lien Initial Term Loan,
                         8.5%, 6/19/23                                                          323,375
         835,698         Tata Chemicals North America, Term Loan, 3.75%, 8/7/20                 835,698
       1,816,650         Univar USA, Inc., Initial Dollar Term Loan, 4.25%, 7/1/22            1,823,840
                                                                                        ----------------
                                                                                        $     9,141,902
--------------------------------------------------------------------------------------------------------
                         Diversified Metals & Mining -- 2.4%
       1,517,289         FMG Resources (August 2006) Pty, Ltd. (FMG America
                         Finance, Inc.), Term Loan, 3.75%, 6/30/19                      $     1,520,134
       1,750,000         Global Brass and Copper, Inc., Initial Term Loan,
                         5.25%, 7/18/23                                                       1,759,800
         975,000         Hi-Crush Partners LP, Advance, 4.75%, 4/28/21                          928,688
       2,147,813         Novelis, Inc., Initial Term Loan, 4.0%, 6/2/22                       2,154,971

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Trust | Annual Report | 11/30/16

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Diversified Metals & Mining -- (continued)
         995,558         US Silica Co., Term Loan, 4.0%, 7/23/20                        $       984,357
                                                                                        ----------------
                                                                                        $     7,347,950
--------------------------------------------------------------------------------------------------------
                         Fertilizers & Agricultural Chemicals -- 0.6%
       1,728,125         Methanol Holdings (Trinidad), Ltd. (Methanol Holdings
                         (Delaware) LLC), Initial Term Loan, 4.25%, 6/30/22             $     1,697,883
--------------------------------------------------------------------------------------------------------
                         Forest Products -- 0.3%
       1,025,000(l)      Expera Specialty Solutions LLC, Term Loan B, 11/3/23           $     1,030,125
--------------------------------------------------------------------------------------------------------
                         Metal & Glass Containers -- 1.9%
       1,156,991         Berry Plastics Corp., Term H Loan, 3.75%, 10/1/22              $     1,164,150
       1,430,927         BWay Intermediate Co., Inc., Initial Term Loan,
                         5.5%, 8/14/20                                                        1,437,485
       1,431,059         Tank Holding Corp., Initial Term Loan, 5.25%, 3/16/22                1,398,860
       1,925,625         Tekni-Plex, Inc., USD Term Loan, 4.5%, 6/1/22                        1,925,866
                                                                                        ----------------
                                                                                        $     5,926,361
--------------------------------------------------------------------------------------------------------
                         Paper Packaging -- 1.0%
       1,545,893         Caraustar Industries, Inc., Incremental Term Loan,
                         8.0%, 5/1/19                                                   $     1,570,692
         156,282         Caraustar Industries, Inc., Term Loan, 8.0%, 5/1/19                    158,789
       1,206,625         Onex Wizard Acquisition Co. I S.a.r.l. (aka SIG
                         Combibloc Group), Term Loan, 4.0%, 3/11/22                           1,211,318
                                                                                        ----------------
                                                                                        $     2,940,799
--------------------------------------------------------------------------------------------------------
                         Paper Products -- 1.0%
       1,653,881         Appvion, Inc., Term Commitment, 6.25%, 6/28/19                 $     1,595,995
         948,896         Exopack Holdings SA, USD Term Loan, 4.5%, 5/8/19                       946,919
         500,000         Ranpak Corp., Second Lien Initial Term Loan,
                         8.25%, 10/3/22                                                         480,000
         200,222         Ranpak Corp., Tranche B-1 USD Term Loan,
                         4.25%, 10/1/21                                                         199,221
                                                                                        ----------------
                                                                                        $     3,222,135
--------------------------------------------------------------------------------------------------------
                         Specialty Chemicals -- 1.9%
       1,464,000         Ferro Corp., Term Loan, 4.088%, 7/30/21                        $     1,474,980
         109,750         Huntsman International LLC, 2015 Extended Term B
                         Dollar Loan, 3.603%, 4/19/19                                           110,391
       1,408,785         MacDermid, Inc., Tranche B-4 Term Loan, 5.0%, 6/7/23                 1,420,720
       1,596,000         Omnova Solutions, Inc., Term B-2 Loan, 5.25%, 8/25/23                1,609,965
       1,362,166         PQ Corp., First Amendment Tranche B-1 Term Loan,
                         5.25%, 11/4/22                                                       1,372,241
                                                                                        ----------------
                                                                                        $     5,988,297
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 25

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Steel -- 1.4%
         500,000(l)      American Builders & Contractors Supply Co., Inc.,
                         Restatement Effective Date Term Loan, 10/31/23                 $       502,672
       1,980,234         Atkore International, Inc., First Lien Initial Term Loan,
                         4.5%, 4/9/21                                                         1,989,723
         648,819         TMS International Corp., Term B Loan, 4.5%, 10/16/20                   644,763
       1,271,813         Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                         Term Loan, 6.0%, 6/14/21                                             1,278,172
                                                                                        ----------------
                                                                                        $     4,415,330
                                                                                        ----------------
                         Total Materials                                                $    46,851,586
--------------------------------------------------------------------------------------------------------
                         MEDIA -- 12.6%
                         Advertising -- 2.1%
       3,533,043         Affinion Group, Inc., Tranche B Term Loan,
                         6.75%, 4/30/18                                                 $     3,448,031
       1,200,000         CB Poly Investments LLC, First Lien Closing Date
                         Term Loan, 6.25%, 8/16/23                                            1,212,000
         625,600         Checkout Holding Corp., First Lien Term B Loan,
                         4.5%, 4/9/21                                                           536,843
       1,973,125         Crossmark Holdings, Inc., First Lien Term Loan,
                         4.5%, 12/20/19                                                       1,420,650
                                                                                        ----------------
                                                                                        $     6,617,524
--------------------------------------------------------------------------------------------------------
                         Broadcasting -- 4.1%
         766,021(l)      A-L Parent LLC, First Lien Initial Term Loan, 12/1/23          $       770,330
       1,250,000         Beasley Mezzanine Holdings LLC, Initial Term Loan,
                         7.0%, 11/1/23                                                        1,244,271
         347,311         CBS Outdoor Americas Capital LLC (CBS Outdoor
                         Americas Capital Corp.), Term Loan, 3.0%, 2/1/21                       347,746
         196,097(l)      Entercom Radio LLC, Term B Loan, 11/1/23                               197,568
         532,752         Gray Television, Inc., Initial Term Loan, 3.938%, 6/13/21              536,581
         786,250         Hubbard Radio LLC, Term Loan, 4.25%, 5/27/22                           777,405
       1,857,600         MCC Iowa LLC, Tranche H Term Loan, 3.25%, 1/29/21                    1,868,920
       2,646,000         MediArena Acquisition BV (fka AP NMT Acquisition BV),
                         First Lien Dollar Term B Loan, 6.75%, 8/13/21                        2,427,705
         987,500         Sinclair Television Group, Inc., Incremental Tranche B-1
                         Term Loan, 3.5%, 7/30/21                                               990,895
       1,005,198         Sinclair Television Group, Inc., Tranche B Term Loan,
                         3.0%, 4/9/20                                                         1,009,470
         500,000         Townsquare Media, Inc., Initial Term Loan, 4.25%, 4/1/22               499,479
       2,128,082         Univision Communications, Inc., Replacement First
                         Lien Term Loan, 4.0%, 3/1/20                                         2,130,889
                                                                                        ----------------
                                                                                        $    12,801,259
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Trust | Annual Report | 11/30/16

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Cable & Satellite -- 2.0%
       1,978,538         Charter Communications Operating LLC, Term F Loan,
                         3.0%, 1/3/21                                                   $     1,984,857
         889,176         Learfield Communications, Inc., First Lien 2014
                         Replacement Term Loan, 6.25%, 10/9/20                                  893,066
         425,000(l)      Telenet Financing USD LLC, Term Loan AF Facility, 1/31/25              424,734
       1,075,000         UPC Financing Partnership, Facility AN, 4.08%, 8/31/24               1,081,316
       1,117,713         Virgin Media Investment Holdings, Ltd., Facility F,
                         3.5%, 6/30/23                                                        1,124,000
         725,000         WideOpenWest Finance LLC, New Term B Loan,
                         4.5%, 8/18/23                                                          726,158
                                                                                        ----------------
                                                                                        $     6,234,131
--------------------------------------------------------------------------------------------------------
                         Movies & Entertainment -- 2.2%
       1,146,329         AMC Entertainment, Inc., Initial Term Loan,
                         0.0%, 12/15/22                                                 $     1,153,494
       1,239,361         CDS US Intermediate Holdings, Inc. (Cirque Du Soleil
                         Canada, Inc.), First Lien Initial Term Loan, 5.0%, 7/8/22            1,247,882
       1,000,000         CDS US Intermediate Holdings, Inc. (Cirque Du Soleil
                         Canada, Inc.), Second Lien Initial Term Loan,
                         9.25%, 7/10/23                                                         973,750
         514,706         Kasima LLC, Term Loan, 3.25%, 5/17/21                                  516,636
         479,214         Live Nation Entertainment, Inc., Term B-2 Loan,
                         3.34%, 10/31/23                                                        481,760
       1,064,250         Seminole Hard Rock Entertainment, Inc., Term Loan,
                         3.588%, 5/14/20                                                      1,069,571
       1,275,132         WMG Acquisition Corp., Tranche C Term Loan,
                         3.75%, 11/1/23                                                       1,273,538
                                                                                        ----------------
                                                                                        $     6,716,631
--------------------------------------------------------------------------------------------------------
                         Publishing -- 2.2%
         865,808         Houghton Mifflin Holdings, Inc., Term Loan,
                         4.0%, 5/28/21                                                  $       816,024
         144,376         Lee Enterprises, Inc., First Lien Term Loan,
                         7.25%, 3/31/19                                                         145,098
       2,992,500         McGraw-Hill Global Education Holdings LLC, First Lien
                         Term B Loan, 5.0%, 5/4/22                                            2,968,186
         775,948         Quincy Newspapers, Inc., Term Loan B, 7.0%, 11/2/22                    779,827
       1,379,000         Springer SBM Two GmbH, Initial Term B9 Loan,
                         4.75%, 8/14/20                                                       1,360,039
         600,000         Trader Corp., Term Loan, 5.0%, 9/28/23                                 600,750
                                                                                        ----------------
                                                                                        $     6,669,924
                                                                                        ----------------
                         Total Media                                                    $    39,039,469
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 27

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                         SCIENCES -- 3.5%
                         Biotechnology -- 0.5%
         904,867         Alkermes, Inc., 2021 Term Loan, 3.59%, 9/25/21                 $       905,998
         701,138         Lantheus Medical Imaging, Inc., Term Loan,
                         7.0%, 6/30/22                                                          691,790
                                                                                        ----------------
                                                                                        $     1,597,788
--------------------------------------------------------------------------------------------------------
                         Life Sciences Tools & Services -- 0.8%
       1,980,000         Albany Molecular Research, Inc., Term Loan B,
                         6.006%, 7/16/21                                                $     1,992,375
         500,000         Catalent Pharma Solutions, Inc. (fka Cardinal
                         Health 409, Inc.), Dollar Term Loan, 4.25%, 5/20/21                    502,639
                                                                                        ----------------
                                                                                        $     2,495,014
--------------------------------------------------------------------------------------------------------
                         Pharmaceuticals -- 2.2%
       1,688,247         Concordia Healthcare Corp., Initial Dollar Term Loan,
                         5.25%, 10/21/21                                                $     1,423,253
       1,642,522         Endo Luxembourg Finance Company I S.a.r.l., Term
                         Loan B, 3.75%, 9/26/22                                               1,636,107
         400,000(l)      Horizon Pharma, Inc., Incremental Term B-1 Loan, 5/7/21                400,750
         650,000         Mallinckrodt International Finance SA, Initial Term B
                         Loan, 3.338%, 3/19/21                                                  648,317
       1,050,813         Patheon, Inc., Term Loan, 4.25%, 3/11/21                             1,050,419
         827,042         Valeant Pharmaceuticals International, Inc., Series C-2
                         Tranche B Term Loan, 5.25%, 12/11/19                                   821,011
         620,282         Valeant Pharmaceuticals International, Inc., Series D-2
                         Tranche B Term Loan, 5.0%, 2/13/19                                     615,758
                                                                                        ----------------
                                                                                        $     6,595,615
                                                                                        ----------------
                         Total Pharmaceuticals, Biotechnology & Life Sciences           $    10,688,417
--------------------------------------------------------------------------------------------------------
                         REAL ESTATE -- 2.8%
                         Diversified REIT -- 0.2%
         450,000         ESH Hospitality, Inc., Initial Term Loan, 3.75%, 8/30/23       $       453,891
--------------------------------------------------------------------------------------------------------
                         Hotel & Resort REIT -- 0.4%
       1,358,175         MGM Growth Properties Operating Partnership LP,
                         Term B Loan, 3.5%, 4/25/23                                     $     1,364,542
--------------------------------------------------------------------------------------------------------
                         Real Estate Services -- 0.9%
       1,473,597         Altisource Solutions S.a.r.l, Term Loan B, 4.5%, 12/9/20       $     1,433,073
       1,194,000         GCA Services Group, Inc., Term Loan, 5.75%, 3/1/23                   1,191,015
                                                                                        ----------------
                                                                                        $     2,624,088
--------------------------------------------------------------------------------------------------------
                         Retail REITs -- 0.7%
       2,002,598         DTZ US Borrower LLC, First Lien Initial Term Loan,
                         4.25%, 11/4/21                                                 $     1,999,470

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Trust | Annual Report | 11/30/16

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Retail REITs -- (continued)
          85,106         DTZ US Borrower LLC, Second Lien Initial Term Loan,
                         9.25%, 11/4/22                                                 $        85,426
                                                                                        ----------------
                                                                                        $     2,084,896
--------------------------------------------------------------------------------------------------------
                         Specialized REIT -- 0.6%
       1,975,000         Communications Sales & Leasing, Inc. (CSL Capital
                         LLC), Term Loan, 4.5%, 10/24/22                                $     1,988,084
                                                                                        ----------------
                         Total Real Estate                                              $     8,515,501
--------------------------------------------------------------------------------------------------------
                         RETAILING -- 2.9%
                         Apparel Retail -- 0.6%
         518,433         Hudson's Bay Co., Term Loan B, 4.25%, 9/30/22                  $       521,673
       1,232,308         Men's Wearhouse, Inc., Term Loan B, 4.5%, 6/18/21                    1,219,975
                                                                                        ----------------
                                                                                        $     1,741,648
--------------------------------------------------------------------------------------------------------
                         Automotive Retail -- 0.5%
       1,106,331(l)      CWGS Group LLC, Term Loan, 11/8/23                             $     1,113,418
         564,542         Hertz Corp., Tranche Term B-1 Loan, 3.5%, 6/30/23                      564,331
                                                                                        ----------------
                                                                                        $     1,677,749
--------------------------------------------------------------------------------------------------------
                         Computer & Electronics Retail -- 0.1%
         101,551(b)      Targus Group International, Inc., Tranche A-2 Term Loan,
                         15.0% (15.0% PIK 0.0% cash), 12/31/19                          $       100,536
         304,656(b)      Targus Group International, Inc., Tranche B Term Loan,
                         15.0% (15.0% PIK 0.0% cash), 12/31/19                                  240,678
                                                                                        ----------------
                                                                                        $       341,214
--------------------------------------------------------------------------------------------------------
                         Home Improvement Retail -- 0.5%
       1,431,152         Apex Tool Group LLC, Term Loan, 4.5%, 1/31/20                  $     1,412,666
--------------------------------------------------------------------------------------------------------
                         Specialty Stores -- 1.2%
         404,040         Dollar Tree, Inc., Term B-3 Loan, 3.063%, 7/6/22               $       408,586
       1,488,750         PetCo Animal Supplies, Inc., Tranche B-1 Term Loan,
                         5.0%, 1/26/23                                                        1,501,776
       1,970,000         PetSmart, Inc., Tranche B-2 Loan, 4.0%, 3/11/22                      1,977,947
                                                                                        ----------------
                                                                                        $     3,888,309
                                                                                        ----------------
                         Total Retailing                                                $     9,061,586
--------------------------------------------------------------------------------------------------------
                         SEMICONDUCTORS & SEMICONDUCTOR
                         EQUIPMENT -- 1.4%
                         Semiconductor Equipment -- 0.1%
         500,818         Entegris, Inc., Tranche B Term Loan, 3.5%, 4/30/21             $       504,053
--------------------------------------------------------------------------------------------------------
                         Semiconductors -- 1.3%
       1,012,079         Avago Technologies Cayman Holdings, Ltd., Term B-3
                         Loan, 3.538%, 2/1/23                                           $     1,022,436
       1,738,160         M/A-COM Technology Solutions Holdings, Inc., Initial
                         Term Loan, 4.628%, 5/7/21                                            1,757,715

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 29

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Semiconductors -- (continued)
         326,980         Microsemi Corp., Term B Loan, 3.75%, 1/15/23                   $       329,670
         850,000         ON Semiconductor Corp., 2016 New Replacement
                         Term Loan, 3.783%, 3/31/23                                             855,667
                                                                                        ----------------
                                                                                        $     3,965,488
                                                                                        ----------------
                         Total Semiconductors & Semiconductor Equipment                 $     4,469,541
--------------------------------------------------------------------------------------------------------
                         SOFTWARE & SERVICES -- 9.3%
                         Application Software -- 2.6%
         943,107         Applied Systems, Inc., First Lien Term Loan,
                         4.0%, 1/25/21                                                  $       947,331
         977,215         Applied Systems, Inc., Second Lien Term Loan,
                         7.5%, 1/24/22                                                          986,579
       1,016,482         Infor (US), Inc., Tranche B-5 Term Loan, 3.75%, 6/3/20               1,016,084
         525,000         Quest Software US Holdings, Inc., Initial Term Loan,
                         7.0%, 10/31/22                                                         525,328
       1,714,134         STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                         6.25%, 6/30/22                                                       1,681,994
       1,404,713         Verint Systems, Inc., Tranche B Incremental Term Loan,
                         3.507%, 9/6/19                                                       1,415,072
       1,372,205         VF Holding Corp., First Lien Initial Term Loan,
                         4.75%, 6/30/23                                                       1,378,423
                                                                                        ----------------
                                                                                        $     7,950,811
--------------------------------------------------------------------------------------------------------
                         Data Processing & Outsourced Services -- 1.1%
         987,308         First Data Corp., 2021C New Dollar Term Loan,
                         3.584%, 3/24/21                                                $       996,976
       1,632,668         First Data Corp., 2022B New Dollar Term Loan,
                         4.334%, 7/8/22                                                       1,641,740
         748,125         WEX, Inc., Term B Loan, 4.25%, 6/30/23                                 756,619
                                                                                        ----------------
                                                                                        $     3,395,335
--------------------------------------------------------------------------------------------------------
                         Home Entertainment Software -- 0.6%
         600,000(l)      Greeneden US Holdings II LLC (Genesys
                         Telecommunications Laboratories, Inc.), Term
                         Loan B, 11/17/23                                               $       603,125
       1,244,651         MA Financeco LLC, Initial Tranche B-2 Term Loan,
                         4.5%, 11/19/21                                                       1,256,320
                                                                                        ----------------
                                                                                        $     1,859,445
--------------------------------------------------------------------------------------------------------
                         Internet Software & Services -- 1.3%
         978,581         Avast Software BV, Initial Dollar Term Loan,
                         5.0%, 9/30/22                                                  $       988,245
       1,011,875         Match Group, Inc., Term B-1 Loan, 7.0%, 11/16/22                     1,021,994
       1,650,000         Rackspace Hosting, Inc., First Lien Term B Loan,
                         5.0%, 11/3/23                                                        1,664,584

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Trust | Annual Report | 11/30/16

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Internet Software & Services -- (continued)
         442,739         Zayo Group LLC (Zayo Capital, Inc.), Term Loan,
                         3.75%, 5/6/21                                                  $       444,768
                                                                                        ----------------
                                                                                        $     4,119,591
--------------------------------------------------------------------------------------------------------
                         IT Consulting & Other Services -- 2.8%
         780,488         Booz Allen Hamilton, Inc., New Refinancing Tranche B
                         Term Loan, 3.312%, 6/30/21                                     $       788,780
       3,421,250         Evergreen Skills Lux S.a.r.l., First Lien Initial Term Loan,
                         5.837%, 4/28/21                                                      3,172,354
       1,000,000         Evergreen Skills Lux S.a.r.l., Second Lien Initial Term
                         Loan, 9.337%, 4/28/22                                                  749,583
         475,000(l)      Kronos, Inc., First Lien Initial Term Loan, 11/1/23                    476,396
         700,000         Rocket Software, Inc., Second Lien Term Loan,
                         10.5%, 10/14/24                                                        704,813
         492,006         Science Applications International Corp., Incremental
                         Tranche B Loan, 3.438%, 5/4/22                                         496,311
       1,361,250         Sitel Worldwide Corp., First Lien Term B-1 Loan,
                         6.5%, 9/18/21                                                        1,354,019
         843,750         TaxACT, Inc. (H.D. Vest, Inc.), Initial Term Loan,
                         7.0%, 1/3/23                                                           850,078
                                                                                        ----------------
                                                                                        $     8,592,334
--------------------------------------------------------------------------------------------------------
                         Systems Software -- 0.9%
         399,000         EZE Software Group LLC, First Lien 2016 Incremental
                         Term Loan, 4.5%, 4/4/20                                        $       399,748
       1,246,313         MSC.Software Corp., Term Loan, 5.0%, 5/29/20                         1,247,870
       1,241,880         Rovi Solutions Corp., Term B Loan, 3.75%, 7/2/21                     1,248,089
                                                                                        ----------------
                                                                                        $     2,895,707
                                                                                        ----------------
                         Total Software & Services                                      $    28,813,223
--------------------------------------------------------------------------------------------------------
                         TECHNOLOGY HARDWARE & EQUIPMENT -- 3.6%
                         Communications Equipment -- 0.5%
         902,050         Audio Visual Services Group, Inc., First Lien Term
                         Loan, 4.5%, 1/25/21                                            $       905,432
         495,000         Commscope, Inc., Tranche 5 Term Loan, 3.25%,
                         12/29/22                                                               498,397
                                                                                        ----------------
                                                                                        $     1,403,829
--------------------------------------------------------------------------------------------------------
                         Electronic Components -- 0.6%
         653,600         Generac Power Systems, Inc., 2016 New Term Loan,
                         3.596%, 5/31/23                                                $       655,643
       1,206,625         Mirion Technologies (Finance) LLC (Mirion Technologies,
                         Inc.), First Lien Initial Term Loan, 5.75%, 3/31/22                  1,195,313
                                                                                        ----------------
                                                                                        $     1,850,956
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 31

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Electronic Manufacturing Services -- 0.6%
       1,889,744         4L Technologies, Inc. (fka Clover Holdings, Inc.), Term
                         Loan, 7.0%, 5/8/20                                             $     1,790,532
--------------------------------------------------------------------------------------------------------
                         Technology Distributors -- 1.1%
         794,915         CDW LLC (fka CDW Corp.), Term Loan, 3.0%, 8/17/23              $       799,386
       1,378,867         Deltek, Inc., First Lien Term Loan, 5.0%, 6/25/22                    1,387,313
         117,067         SS&C European Holdings S.a.r.l., Term B-2 Loan,
                         4.0%, 7/8/22                                                           118,123
       1,014,583         SS&C Technologies, Inc., Term B-1 Loan, 4.0%, 7/8/22                 1,023,732
                                                                                        ----------------
                                                                                        $     3,328,554
--------------------------------------------------------------------------------------------------------
                         Technology Hardware, Storage & Peripherals -- 0.8%
       1,250,000         Dell International LLC, Term Loan B, 4.0%, 9/7/23              $     1,262,305
         560,000         Diebold, Inc., Dollar Term B Loan, 5.25%, 11/6/23                      567,175
         798,000         Western Digital Corp., US Term B-1 Loan, 4.5%, 4/29/23                 808,331
                                                                                        ----------------
                                                                                        $     2,637,811
                                                                                        ----------------
                         Total Technology Hardware & Equipment                          $    11,011,682
--------------------------------------------------------------------------------------------------------
                         TELECOMMUNICATION SERVICES -- 2.1%
                         Integrated Telecommunication Services -- 1.1%
       1,231,250         GCI Holdings, Inc., Term Loan, 3.75%, 2/2/22                   $     1,233,559
       1,000,000         Level 3 Financing, Inc., Tranche B 2022 Term Loan,
                         3.5%, 5/31/22                                                        1,006,146
         411,213         Securus Technologies Holdings, Inc., First Lien Initial
                         Term Loan, 4.75%, 4/30/20                                              406,973
         616,900         Windstream Services LLC (fka Windstream Corp.),
                         2016 Tranche B-6 Term Loan, 4.75%, 3/29/21                             620,177
                                                                                        ----------------
                                                                                        $     3,266,855
--------------------------------------------------------------------------------------------------------
                         Wireless Telecommunication Services -- 1.0%
       2,526,479         Altice US Finance I Corp., 2016 Refinancing Term
                         Loan, 3.882%, 1/15/25                                          $     2,539,112
         720,343         Intelsat Jackson Holdings SA, Tranche B-2 Term
                         Loan, 3.75%, 6/30/19                                                   695,645
                                                                                        ----------------
                                                                                        $     3,234,757
                                                                                        ----------------
                         Total Telecommunication Services                               $     6,501,612
--------------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- 4.3%
                         Airlines -- 2.7%
         490,000         Air Canada, Term Loan, 3.614%, 10/6/23                         $       492,756
       2,910,656         American Airlines, Inc., 2015 New Term Loan,
                         3.25%, 6/27/20                                                       2,923,617
       2,100,000         American Airlines, Inc., Replacement Class B Term
                         Loan, 3.25%, 4/28/23                                                 2,107,220
       1,443,750         Delta Air Lines, Inc., 2014 Term B-1 Loan,
                         3.25%, 10/18/18                                                      1,457,466

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Trust | Annual Report | 11/30/16

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Airlines -- (continued)
         241,250         United Air Lines, Inc. (fka Continental Airlines, Inc.),
                         Class B Term Loan, 3.25%, 4/1/19                               $       242,381
       1,254,938         US Airways, Inc., Tranche B-1 Term Loan, 3.5%, 5/23/19               1,258,299
                                                                                        ----------------
                                                                                        $     8,481,739
--------------------------------------------------------------------------------------------------------
                         Marine -- 0.7%
       1,678,764         Commercial Barge Line Co., Initial Term Loan,
                         9.75%, 11/12/20                                                $     1,586,433
         566,748         Navios Maritime Partners LP, Term Loan, 5.25%, 6/27/18                 532,743
                                                                                        ----------------
                                                                                        $     2,119,176
--------------------------------------------------------------------------------------------------------
                         Trucking -- 0.9%
         403,844         PODS LLC, First Lien Initial Term Loan, 4.5%, 2/2/22           $       405,275
         778,000         Syncreon Global Finance, Inc., Term Loan, 5.25%,
                         10/28/20                                                               703,442
       1,616,935         YRC Worldwide, Inc., Initial Term Loan, 8.0%, 2/13/19                1,544,173
                                                                                        ----------------
                                                                                        $     2,652,890
                                                                                        ----------------
                         Total Transportation                                           $    13,253,805
--------------------------------------------------------------------------------------------------------
                         UTILITIES -- 4.0%
                         Electric Utilities -- 2.3%
       1,380,400         APLH Holdings, Ltd., Partnership, Term Loan,
                         6.0%, 4/13/23                                                  $     1,388,165
       2,176,875         Calpine Construction Finance Co., LP, Term B-1 Loan,
                         3.09%, 5/3/20                                                        2,160,004
         919,823         ExGen Renewables LLC, Term Loan, 5.25%, 2/8/21                         925,285
       1,725,000(l)      Talen Energy Supply LLC, Term Loan B, 10/18/23                       1,736,140
         473,873         TPF II Power LLC (TPF II Covert Midco LLC), Term
                         Loan, 5.0%, 10/2/21                                                    475,653
         102,143         Vistra Operations Co., LLC (fka Tex Operations Co.,
                         LLC), Initial Term C Loan, 5.0%, 8/4/23                                103,005
         447,857         Vistra Operations Co., LLC (fka Tex Operations Co.,
                         LLC), Initial Term Loan, 5.0%, 8/4/23                                  451,636
                                                                                        ----------------
                                                                                        $     7,239,888
--------------------------------------------------------------------------------------------------------
                         Independent Power Producers & Energy Traders -- 1.3%
       1,639,250         Calpine Corp., Term Loan B, 3.59%, 5/27/22                     $     1,645,141
       1,041,923         Dynegy, Inc., Tranche B-2 Term Loan, 4.0%, 4/23/20                   1,043,334
       1,204,582         NRG Energy, Inc., Term Loan, 3.5%, 6/30/23                           1,209,727
                                                                                        ----------------
                                                                                        $     3,898,202
--------------------------------------------------------------------------------------------------------
                         Multi-Utilities -- 0.1%
         436,582         EFS Cogen Holdings I LLC, Term B Advance,
                         5.25%, 6/28/23                                                 $       441,949
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 33

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Water Utilities -- 0.3%
         842,834         WTG Holdings III Corp., First Lien Term Loan,
                         4.75%, 1/15/21                                                 $       844,414
                                                                                        ----------------
                         Total Utilities                                                $    12,424,453
--------------------------------------------------------------------------------------------------------
                         TOTAL SENIOR SECURED FLOATING RATE
                         LOAN INTERESTS
                         (Cost $412,858,246)                                            $   409,469,708
--------------------------------------------------------------------------------------------------------
                         COLLATERALIZED LOAN OBLIGATIONS -- 1.8%
                         of Net Assets
                         BANKS -- 1.8%
                         Diversified Banks -- 0.6%
       1,000,000(a)      Primus, Ltd., Series 2007-2A, Class D, 3.28%,
                         7/15/21 (144A)                                                 $       971,059
         951,289(a)      Stanfield McLaren, Ltd., Series 2007-1A, Class B2L,
                         5.437%, 2/27/21 (144A)                                                 936,096
                                                                                        ----------------
                                                                                        $     1,907,155
--------------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance -- 1.2%
       1,000,000(a)      ACA, Ltd., Series 2007-1A, Class D, 3.23%,
                         6/15/22 (144A)                                                 $       985,904
         700,000(a)      NCF Dealer Floorplan Master Trust, Series 2016-1A,
                         Class C, 9.062%, 3/21/22 (144A)                                        703,902
       2,000,000(a)      Stone Tower, Ltd., Series 2007-6A, Class C, 2.23%,
                         4/17/21 (144A)                                                       1,956,815
                                                                                        ----------------
                                                                                        $     3,646,621
                                                                                        ----------------
                         Total Banks                                                    $     5,553,776
--------------------------------------------------------------------------------------------------------
                         TOTAL COLLATERALIZED LOAN OBLIGATIONS
                         (Cost $5,236,417)                                              $     5,553,776
--------------------------------------------------------------------------------------------------------
                         CORPORATE BONDS & NOTES -- 5.5%
                         of Net Assets
                         AUTOMOBILES & COMPONENTS -- 0.3%
                         Auto Parts & Equipment -- 0.3%
       1,000,000         International Automotive Components Group SA,
                         9.125%, 6/1/18 (144A)                                          $       902,500
                                                                                        ----------------
                         Total Automobiles & Components                                 $       902,500
--------------------------------------------------------------------------------------------------------
                         BANKS -- 0.4%
                         Diversified Banks -- 0.4%
       1,100,000(e)(f)   BNP Paribas SA, 7.625% (144A)                                  $     1,137,125
                                                                                        ----------------
                         Total Banks                                                    $     1,137,125
--------------------------------------------------------------------------------------------------------
                         CAPITAL GOODS -- 0.3%
                         Trading Companies & Distributors -- 0.3%
         900,000         United Rentals North America, Inc., 4.625%, 7/15/23            $       927,000
                                                                                        ----------------
                         Total Capital Goods                                            $       927,000
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Trust | Annual Report | 11/30/16

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         ENERGY -- 0.4%
                         Oil & Gas Exploration & Production -- 0.4%
         500,000         Gulfport Energy Corp., 6.625%, 5/1/23                          $       522,500
         625,000         WPX Energy, Inc., 7.5%, 8/1/20                                         659,375
                                                                                        ----------------
                         Total Energy                                                   $     1,181,875
--------------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                         Health Care Facilities -- 0.3%
         201,000         CHS/Community Health Systems, Inc., 5.125%, 8/15/18            $       195,975
       1,000,000         CHS/Community Health Systems, Inc., 6.875%, 2/1/22                     666,875
                                                                                        ----------------
                         Total Health Care Equipment & Services                         $       862,850
--------------------------------------------------------------------------------------------------------
                         INSURANCE -- 1.5%
                         Reinsurance -- 1.5%
         500,000(a)      Alamo Re, Ltd., 6.257%, 6/7/18 (144A) (Cat Bond)               $       518,550
         300,000(g)(h)   Artex Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 6/15/17                                                    296,322
         400,000(g)(h)   Berwick Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 2/1/18                                                     448,606
         250,000(g)(h)   Carnoustie Segregated Account (Artex SAC, Ltd.),
                         Variable Rate Notes, 11/30/20                                          278,901
         250,000(g)(h)   Gleneagles Segregated Account (Artex SAC, Ltd.),
                         Variable Rate Notes, 11/30/20                                          288,500
         400,000(g)(h)   Gullane Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 11/30/20                                                   429,720
         250,000(a)      Kilimanjaro Re, Ltd., Series 2015-1, Class D, 9.727%,
                         12/6/19 (144A) (Cat Bond)                                              262,325
         250,000(a)      Kilimanjaro Re, Ltd., Series 2015-1, Class E, 7.227%,
                         12/6/19 (144A) (Cat Bond)                                              260,425
         250,000(g)(h)   Madison Re, Variable Rate Notes, 3/31/19                               260,800
         250,000(a)      Mythen Re, Ltd., Series 2012-2, Class A, 9.098%,
                         1/5/17 (144A) (Cat Bond)                                               251,425
         400,000(g)(h)   Pangaea Re Segregated Account (Artex SAC, Ltd.),
                         Series 2016-1, Variable Rate Notes, 2/1/20                             448,210
         350,000(i)      Resilience Re, Ltd., 4/7/17 (Cat Bond)                                 347,060
         400,000(g)(h)   St. Andrews Segregated Account (Artex SAC, Ltd.),
                         Variable Rate Notes, 2/1/18                                            457,060
                                                                                        ----------------
                         Total Insurance                                                $     4,547,904
--------------------------------------------------------------------------------------------------------
                         MATERIALS -- 0.7%
                         Commodity Chemicals -- 0.4%
       1,230,000         Rain CII Carbon LLC / CII Carbon Corp., 8.0%,
                         12/1/18 (144A)                                                 $     1,217,700
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 35

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                         Metal & Glass Containers -- 0.3%
       1,000,000(a)      Ardagh Packaging Finance Plc / Ardagh Holdings
                         USA, Inc., 4.156%, 5/15/21 (144A)                              $     1,020,000
                                                                                        ----------------
                         Total Materials                                                $     2,237,700
--------------------------------------------------------------------------------------------------------
                         MEDIA -- 0.1%
                         Broadcasting -- 0.1%
         300,000         CSC Holdings LLC, 5.5%, 4/15/27 (144A)                         $       296,062
                                                                                        ----------------
                         Total Media                                                    $       296,062
--------------------------------------------------------------------------------------------------------
                         SEMICONDUCTORS & SEMICONDUCTOR
                         EQUIPMENT -- 0.2%
                         Semiconductors -- 0.2%
         750,000         Micron Technology, Inc., 5.25%, 8/1/23 (144A)                  $       740,625
                                                                                        ----------------
                         Total Semiconductors & Semiconductor Equipment                 $       740,625
--------------------------------------------------------------------------------------------------------
                         SOFTWARE & SERVICES -- 0.3%
                         Internet Software & Services -- 0.3%
         920,000         j2 Cloud Services, Inc., 8.0%, 8/1/20                          $       954,500
                                                                                        ----------------
                         Total Software & Services                                      $       954,500
--------------------------------------------------------------------------------------------------------
                         TELECOMMUNICATION SERVICES -- 0.7%
                         Integrated Telecommunication Services -- 0.7%
       1,000,000         CenturyLink, Inc., 6.45%, 6/15/21                              $     1,031,875
       1,000,000         Frontier Communications Corp., 10.5%, 9/15/22                        1,032,500
                                                                                        ----------------
                         Total Telecommunication Services                               $     2,064,375
--------------------------------------------------------------------------------------------------------
                         UTILITIES -- 0.3%
                         Independent Power Producers & Energy Traders -- 0.3%
       1,125,000         NRG Energy, Inc., 6.25%, 7/15/22                               $     1,127,813
                                                                                        ----------------
                         Total Utilities                                                $     1,127,813
--------------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS & NOTES
                         (Cost $16,533,399)                                             $    16,980,329
--------------------------------------------------------------------------------------------------------
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                         5.0% of Net Assets
       3,270,000(a)      U.S. Treasury Notes, 0.659%, 10/31/17                          $     3,274,771
       8,980,000(a)      U.S. Treasury Notes, 0.681%, 4/30/18                                 8,992,985
       3,365,000(a)      U.S. Treasury Notes, 0.763%, 1/31/18                                 3,374,186
                                                                                        ----------------
                                                                                        $    15,641,942
--------------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                         (Cost $15,625,894)                                             $    15,641,942
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Trust | Annual Report | 11/30/16

--------------------------------------------------------------------------------------------------------
Shares                                                                                  Value
--------------------------------------------------------------------------------------------------------
                         EXCHANGE-TRADED FUNDS -- 1.1% of Net Assets
                         DIVERSIFIED FINANCIALS -- 1.1%
                         Other Diversified Financial Services -- 1.1%
          27,000         iShares iBoxx $ High Yield Corporate Bond ETF                  $     2,312,550
          42,000         PowerShares Senior Loan Portfolio                                      971,880
                                                                                        ----------------
                         Total Diversified Financials                                   $     3,284,430
--------------------------------------------------------------------------------------------------------
                         TOTAL EXCHANGE-TRADED FUNDS
                         (Cost $3,179,147)                                              $     3,284,430
--------------------------------------------------------------------------------------------------------
                         COMMON STOCKS -- 0.3% of Net Assets
                         CONSUMER DURABLES & APPAREL -- 0.1%
                         Homebuilding -- 0.1%
          31,348(j)      WAICCS Las Vegas 3 LLC                                         $       374,922
                                                                                        ----------------
                         Total Consumer Durables & Apparel                              $       374,922
--------------------------------------------------------------------------------------------------------
                         CONSUMER SERVICES -- 0.1%
                         Education Services -- 0.1%
          14,548(j)      Cengage Learning Acquisitions, Inc.                            $       283,686
                                                                                        ----------------
                         Total Consumer Services                                        $       283,686
--------------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                         Health Care Technology -- 0.0%+
         209,625(c)(j)   Medical Card System, Inc.                                      $         2,096
                                                                                        ----------------
                         Total Health Care Equipment & Services                         $         2,096
--------------------------------------------------------------------------------------------------------
                         INDUSTRIALS -- 0.0%+
                         Diversified Support Services -- 0.0%+
              31(j)      IAP Worldwide Services, Inc.                                   $        42,515
                                                                                        ----------------
                         Total Industrials                                              $        42,515
--------------------------------------------------------------------------------------------------------
                         MEDIA -- 0.0%+
                         Publishing -- 0.0%+
             497(j)      Solocal Group SA                                               $         1,633
                                                                                        ----------------
                         Total Media                                                    $         1,633
--------------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                         SCIENCES -- 0.0%+
                         Biotechnology -- 0.0%+
           2,454(j)      Progenics Pharmaceuticals, Inc.                                $        21,963
                                                                                        ----------------
                         Total Pharmaceuticals, Biotechnology & Life Sciences           $        21,963
--------------------------------------------------------------------------------------------------------
                         RETAILING -- 0.0%+
                         Computer & Electronics Retail -- 0.0%+
          91,346(c)(j)   Targus Cayman SubCo., Ltd.                                     $        88,606
                                                                                        ----------------
                         Total Retailing                                                $        88,606
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 37

--------------------------------------------------------------------------------------------------------
Shares                                                                                  Value
--------------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- 0.1%
                         Air Freight & Logistics -- 0.1%
             710(j)      CEVA Holdings LLC                                              $       137,275
                                                                                        ----------------
                         Total Transportation                                           $       137,275
--------------------------------------------------------------------------------------------------------
                         UTILITIES -- 0.0%+
                         Independent Power Producers & Energy
                         Traders -- 0.0%+
             775         NRG Energy, Inc.                                               $         8,789
                                                                                        ----------------
                         Total Utilities                                                $         8,789
--------------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCKS
                         (Cost $2,069,782)                                              $       961,485
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
--------------------------------------------------------------------------------------------------------
                         TEMPORARY CASH INVESTMENTS -- 7.5% of
                         Net Assets
                         CERTIFICATE OF DEPOSIT -- 0.4%
       1,145,000         Sumitomo Mitsui Bank, 1.26%, 4/3/17                            $     1,146,101
--------------------------------------------------------------------------------------------------------
                         REPURCHASE AGREEMENT -- 0.5%
       1,525,000         $1,525,000 ScotiaBank, 0.28%, dated 11/30/16,
                         plus accrued interest on 12/1/16 collateralized
                         by the following:
                         $2,439 Freddie Mac Giant, 4.0%, 5/1/42, $345,622
                         Federal National Mortgage Association, 3.5-4.0%,
                         11/1/41-4/1/43, $1,207,451 Government National
                         Mortgage Association, 4.0%, 6/20/46.                           $     1,525,000
--------------------------------------------------------------------------------------------------------
                         TREASURY BILLS -- 6.6%
       5,665,000(i)      U.S. Treasury Bill, 12/1/16                                    $     5,665,000
       3,410,000(i)      U.S. Treasury Bill, 1/5/17                                           3,408,963
       7,000,000(i)      U.S. Treasury Bill, 1/12/17                                          6,997,445
       4,560,000(i)      U.S. Treasury Bill, 1/19/17                                          4,557,912
                                                                                        ----------------
                                                                                        $    20,629,320
--------------------------------------------------------------------------------------------------------
                         TOTAL TEMPORARY CASH INVESTMENTS
                         (Cost $23,299,220)                                             $    23,300,421
--------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN SECURITIES -- 153.6%
                         (Cost -- $478,802,105) (k)                                     $   475,192,091
--------------------------------------------------------------------------------------------------------
                         OTHER ASSETS AND LIABILITIES -- (53.6)%                        $  (165,883,604)
--------------------------------------------------------------------------------------------------------
                         NET ASSETS -- 100.0%                                           $   309,308,487
========================================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Trust | Annual Report | 11/30/16

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2016, the value of these securities amounted to $12,160,513, or 3.9% of net assets.

(Cat Bond)  Catastrophe or event-linked bond. At November 30, 2016, the value of these securities amounted to $1,639,785 or 0.5% of net assets. See Notes to Financial Statements -- Note 1F.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
            (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at November 30, 2016.

(a)         Floating rate note. The rate shown is the coupon rate at November
            30, 2016.

(b) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(d)         Security is in default.

(e) The interest rate is subject to change periodically. The interest rate shown is the rate at November 30, 2016.

(f)         Security is perpetual in nature and has no stated maturity date.

(g) Structured reinsurance investment. At November 30, 2016, the value of these securities amounted to $2,908,119, or 0.9% of net assets. See Notes to Financial Statements -- Note 1F.

(h)         Rate to be determined.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j)         Non-income producing.

(k) At November 30, 2016, the net unrealized depreciation on investments based on cost for federal tax purposes of $479,005,659 was as follows:

             Aggregate gross unrealized appreciation for all investments in
               which there is an excess of value over tax cost                 $  5,146,099

             Aggregate gross unrealized depreciation for all investments in
               which there is an excess of tax cost over value                   (8,959,667)
                                                                               ------------
             Net unrealized depreciation                                       $ (3,813,568)
                                                                               ============

(l) This term loan will settle after November 30, 2016, at which time the interest rate will be determined.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 39

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2016 were as follows:

--------------------------------------------------------------------------------
                                                   Purchases       Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                          $  20,901,783   $   8,087,148
Other Long-Term Securities                         $ 217,820,969   $ 221,229,769

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. (PIM) serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended November 30, 2016, the Trust engaged in purchases and sales pursuant to these procedures amounting to $2,829,706 and $0, respectively resulting in a gain of $0.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------------
                                                                            Premiums
Notional                          Obligation                     Credit     Expiration   Paid/        Unrealized
Principal ($)(1)    Exchange      Entity/Index         Coupon    Rating(2)  Date         (Received)   Appreciation
------------------------------------------------------------------------------------------------------------------
     1,078,000      Chicago       Markit CDX North     5.00%     B+         6/20/20      $ 64,893     $  25,954
                    Mercantile    America High Yield
                    Exchange      Index Series 24
     1,103,850      Chicago       Markit CDX North     5.00%     B+        12/20/20       (10,498)       88,078
                    Mercantile    America High Yield
                    Exchange      Index Series 25
------------------------------------------------------------------------------------------------------------------
                                                                                         $ 54,395     $ 114,032
==================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Trust | Annual Report | 11/30/16

The following is a summary of the inputs used as of November 30, 2016, in valuing the Trust's investments.

--------------------------------------------------------------------------------------------
                                   Level 1         Level 2       Level 3        Total
--------------------------------------------------------------------------------------------
Senior Secured Floating
   Rate Loan Interests
   Health Care Equipment
      & Services
      Health Care Technology       $           --  $  2,881,808  $     731,754  $  3,613,562
All Other Senior Secured Floating
   Rate Loan Interests                         --   405,856,146             --   405,856,146
Collateralized Loan Obligations                --     5,553,776             --     5,553,776
Corporate Bonds & Notes
   Insurance
      Reinsurance                              --     1,292,725      3,255,179     4,547,904
All Other Corporate Bonds
   & Notes                                     --    12,432,425             --    12,432,425
U.S. Government and
   Agency Obligations                          --    15,641,942             --    15,641,942
Exchange-Traded Funds                   3,284,430            --             --     3,284,430
Common Stocks
   Consumer Durables
      & Apparel
      Homebuilding                             --       374,922             --       374,922
   Consumer Services
      Education Services                       --       283,686             --       283,686
   Health Care Equipment
      & Services
      Health Care Technology                   --            --          2,096         2,096
   Industrials
      Diversified Support
         Services                              --        42,515             --        42,515
   Retailing
      Computer & Electronics
         Retail                                --            --         88,606        88,606
   Transportation
      Air Freight & Logistics                  --       137,275             --       137,275
All Other Common Stocks                    32,385            --             --        32,385
Certificate of Deposit                         --     1,146,101             --     1,146,101
Repurchase Agreement                           --     1,525,000             --     1,525,000
Treasury Bills                                 --    20,629,320             --    20,629,320
--------------------------------------------------------------------------------------------
Total Investments in
   Securities                      $    3,316,815  $467,797,641  $   4,077,635  $475,192,091
============================================================================================
Other Financial Instruments
Unrealized appreciation
   on centrally cleared
   credit default swaps            $           --  $    114,032  $          --  $    114,032
--------------------------------------------------------------------------------------------
Total Other
   Financial Instruments           $           --  $    114,032  $          --  $    114,032
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 41

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

---------------------------------------------------------------------------------------------------------------------------------
                                                Change in
                     Balance        Realized    unrealized                                    Accrued     Changes    Balance
                     as of          gain        appreciation                                  discounts/  Between    as of
                     11/30/15       (loss)(1)   (depreciation)(2)  Purchases   Sales(3)       premiums    Level 3*   11/30/16
---------------------------------------------------------------------------------------------------------------------------------
Senior Secured
   Floating Rate
   Loan Interests
Health Care
   Equipment &
   Services
   Health Care
      Technology     $         --   $     --    $     (285,012)    $  976,680  $         --   $  40,086   $    --    $    731,754
Corporate Bonds
   & Notes
Insurance
   Reinsurance          1,197,861         --           174,396      2,939,588    (1,090,200)     33,534        --       3,255,179
Common Stocks
Health Care
   Equipment &
      Services
   Health Care
      Technology               --         --                --          2,096            --          --        --           2,096
Retailing
   Computer &
      Electronics
      Retail                   --         --          (231,105)       319,711            --          --        --          88,606
---------------------------------------------------------------------------------------------------------------------------------
Total                $  1,197,861   $     --    $     (341,721)    $4,238,075  $ (1,090,200)  $  73,620   $    --    $  4,077,635
=================================================================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

(3)  Amount represents return of capital on Insurance-Linked Securities.

* Transfers are calculated on the beginning of period value. For the year ended November 30, 2016, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized depreciation of Level 3 investments still held and considered Level 3 at November 30, 2016: $(234,061).

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Trust | Annual Report | 11/30/16

Statement of Assets and Liabilities | 11/30/16

ASSETS:
   Investments in securities, at value (cost $478,802,105)            $ 475,192,091
   Cash                                                                   1,046,690
   Foreign currencies, at value (cost $75,046)                               60,150
   Restricted cash*                                                         198,060
   Receivables --
      Investment securities sold                                          2,469,145
      Interest                                                            2,306,733
      Dividends                                                              33,525
   Variation margin for centrally cleared swap contracts                      3,957
   Unrealized appreciation on unfunded loan commitments                       2,741
------------------------------------------------------------------------------------
         Total assets                                                 $ 481,313,092
------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
      Credit Agreement                                                $ 143,450,000
      Investment securities purchased                                    27,982,861
      Trustees' fees                                                          2,976
      Administration fee                                                    128,307
      Interest expense                                                        1,336
   Due to affiliates                                                        250,824
   Accrued expenses                                                         188,301
------------------------------------------------------------------------------------
         Total liabilities                                            $ 172,004,605
------------------------------------------------------------------------------------
NET ASSETS:
   Paid-in capital                                                    $ 437,566,800
   Undistributed net investment income                                    1,539,947
   Accumulated net realized loss on investments, swap contracts, and
      foreign currency transactions                                    (126,281,626)
   Net unrealized depreciation on investments                            (3,610,014)
   Unrealized appreciation on swap contracts                                114,032
   Unrealized appreciation on unfunded loan commitments                       2,741
   Net unrealized depreciation on other assets and liabilities
      denominated in foreign currencies                                     (23,393)
------------------------------------------------------------------------------------
         Net assets                                                   $ 309,308,487
------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
   No par value (unlimited number of shares authorized)
      Based on $309,308,487 / 24,738,174 shares                       $       12.50
====================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 43

Statement of Operations

For the Year Ended 11/30/16

INVESTMENT INCOME:
   Interest                                                           $  24,859,569
   Dividends                                                                170,931
   Loan facility and other income                                            69,943
---------------------------------------------------------------------------------------------------
         Total investment income                                                      $ 25,100,443
---------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                    $   3,132,041
   Administrative expense                                                   248,306
   Transfer agent fees                                                        7,010
   Shareholder communications expense                                        21,976
   Custodian fees                                                            77,700
   Professional fees                                                        118,236
   Printing expense                                                           9,347
   Trustees' fees                                                            17,051
   Pricing fees                                                              49,080
   Interest expense                                                       1,924,262
   Miscellaneous                                                            341,058
---------------------------------------------------------------------------------------------------
      Total expenses                                                                  $  5,946,067
---------------------------------------------------------------------------------------------------
         Net investment income                                                        $ 19,154,376
===================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, UNFUNDED LOAN COMMITMENTS, AND
FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                     $ (10,374,171)
      Swap contracts                                                         71,161
      Other assets and liabilities denominated
         in foreign currencies                                                 (494)  $(10,303,504)
---------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                     $  13,798,591
      Swap contracts                                                        119,885
      Unfunded loan commitments                                              (6,130)
      Other assets and liabilities denominated
         in foreign currencies                                                  251   $ 13,912,597
---------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments,
      swap contracts, unfunded loan commitments, and
      foreign currency transactions                                                   $  3,609,093
---------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                               $ 22,763,469
===================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Trust | Annual Report | 11/30/16

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                   Year             Year
                                                                   Ended            Ended
                                                                   11/30/16         11/30/15
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                       $  19,154,376    $  18,826,722
Net realized gain (loss) on investments, swap contracts,
   and foreign currency transactions                                 (10,303,504)      (8,429,026)
Change in net unrealized appreciation (depreciation) on
   investments, swap contracts, unfunded loan commitments,
   and foreign currency transactions                                  13,912,597       (6,084,107)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $  22,763,469    $   4,313,589
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income ($0.72 and $0.70 per share, respectively)    $ (17,811,485)   $ (17,193,031)
--------------------------------------------------------------------------------------------------
      Total distributions to shareowners                           $ (17,811,485)   $ (17,193,031)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                        $   4,951,984    $ (12,879,442)
NET ASSETS:
Beginning of year                                                    304,356,503      317,235,945
--------------------------------------------------------------------------------------------------
End of year                                                        $ 309,308,487    $ 304,356,503
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                $   1,539,947    $   1,382,691
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 45

Statement of Cash Flows

For the Year Ended 11/30/16

Cash Flows From Operating Activities:
   Net increase in net assets resulting from operations                           $   22,763,469
-------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:
   Purchases of investment securities                                             $ (226,356,853)
   Proceeds from disposition and maturity of investment securities                   236,126,029
   Net purchases of temporary cash investments                                       (15,209,220)
   Net accretion and amortization of discount/premium on investment securities        (1,288,922)
   Change in unrealized appreciation on investments                                  (13,798,591)
   Change in unrealized appreciation on unfunded loan commitments                          6,130
   Change in unrealized depreciation on centrally cleared credit default
      swap contracts                                                                      (5,853)
   Change in unrealized appreciation on foreign currency                                    (127)
   Net realized loss on investments                                                   10,374,171
   Net premiums received on swap contracts                                                65,554
   Increase in restricted cash                                                          (198,060)
   Decrease in swap collateral                                                            75,000
   Decrease in interest receivable                                                       254,344
   Decreased in due to affiliates                                                        (12,813)
   Increase in trustees' fee payable                                                         282
   Increase in administration fees payable                                                26,078
   Decrease in cash due to broker                                                        (58,228)
   Decrease in accrued expenses payable                                                  (28,618)
   Decrease in interest expense payable                                                  (24,003)
   Increase in variation margin for centrally cleared swap contracts                      (2,501)
-------------------------------------------------------------------------------------------------
      Net cash and foreign currencies from operating activities                   $   12,707,268
-------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
   Payments on borrowings                                                         $   (7,000,000)
   Distributions to shareowners                                                      (17,811,485)
-------------------------------------------------------------------------------------------------
      Net cash and foreign currencies used in financing activities                $  (24,811,485)
-------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
   Effect of foreign exchange fluctuations on cash                                $          127
-------------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
   Beginning of the year                                                          $   13,210,930
-------------------------------------------------------------------------------------------------
   End of the year                                                                $    1,106,840
-------------------------------------------------------------------------------------------------
Cash Flow Information:
   Cash paid for interest                                                         $    1,948,265
=================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Trust | Annual Report | 11/30/16

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                               Year         Year         Year          Year          Year
                                                               Ended        Ended        Ended         Ended         Ended
                                                               11/30/16     11/30/15     11/30/14      11/30/13      11/30/12
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                           $    12.30   $    12.82   $  13.06      $    13.06    $  12.45
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                                       $     0.77   $     0.76   $   0.75      $     1.01    $   1.19
   Net realized and unrealized gain (loss) on investments,
      swap contracts, unfunded loan commitments, and
      foreign currency transactions                                  0.15        (0.58)     (0.19)           0.01        0.55
------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                                       $       --   $       --   $  (0.00)(b)  $    (0.12)   $  (0.12)
------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                        $     0.92   $     0.18   $   0.56      $     0.90    $   1.62
------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously undistributed net
      investment income                                        $    (0.72)  $    (0.70)  $  (0.80)*    $    (0.90)   $  (1.01)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $     0.20   $    (0.52)  $  (0.24)     $       --    $   0.61
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $    12.50   $    12.30   $  12.82      $    13.06    $  13.06
------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                    $    11.78   $    10.83   $  11.36      $    12.41    $  13.41
==============================================================================================================================
Total return at net asset value (c)                                  8.31%        1.96%      4.74%           7.07%      14.26%
Total return at market value (c)                                    15.92%        1.31%     (2.32)%         (0.84)%     15.66%
Ratios to average net assets of shareowners:
   Total expenses plus interest expense (d)(e)                       1.96%        1.81%      1.80%           1.47%       1.58%
   Net investment income before preferred share distributions        6.32%        6.00%      5.73%           7.70%       9.24%
   Preferred share distributions                                       --%          --%      0.01%           0.94%       0.90%
   Net investment income available to shareowners                    6.32%        6.00%      5.72%           6.76%       8.34%
Portfolio turnover                                                     52%          38%        61%             63%         63%
Net assets, end of period (in thousands)                       $  309,308   $  304,357   $317,236      $  323,127    $322,714

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 47

------------------------------------------------------------------------------------------------------------------------------
                                                               Year         Year         Year          Year          Year
                                                               Ended        Ended        Ended         Ended         Ended
                                                               11/30/16     11/30/15     11/30/14      11/30/13      11/30/12
------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)                    $      --    $      --    $     --(f)   $ 182,450     $182,450
Asset coverage per preferred share, end of period              $      --    $      --    $     --(f)   $  69,280     $ 69,222
Average market value per preferred share (g)                   $      --    $      --    $     --(f)   $  25,000     $ 25,000
Liquidation value, including dividends payable, per preferred
   share                                                       $      --    $      --    $     --(f)   $  25,003     $ 25,003
Total amount of debt outstanding (in thousands)                $ 143,450    $ 150,450    $155,450      $      --     $      --
Asset coverage per indebtedness (in thousands)                 $   3,156    $   3,023    $  3,041      $      --     $      --
==============================================================================================================================

* The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Trust during the year. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b)  Amount rounds to less than $(0.005) per share.

(c) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e)  Includes interest expense of 0.63%, 0.51%, 0.49%, 0.00%, and 0.00%, respectively.

(f)  Preferred shares were redeemed during the period.

(g)  Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Trust | Annual Report | 11/30/16

Notes to Financial Statements | 11/30/16

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the Trust) was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its investment objective of high current income.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 49

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

50 Pioneer Floating Rate Trust | Annual Report | 11/30/16

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser and wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At November 30, 2016, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.27% of net assets. The value of these fair valued securities are $822,456.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 51

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. During the year ended November 30, 2016, the Trust did not enter into any forward foreign currency contracts.

E.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of November 30, 2016, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

52 Pioneer Floating Rate Trust | Annual Report | 11/30/16

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At November 30, 2016, The Trust reclassified $27,976,877 to decrease paid-in capital, $1,185,635 to decrease undistributed net investment income and $29,162,512 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

     At November 30, 2016, the Trust was permitted to carry forward $1,309,699 of short-term capital losses and $30,753,104 of long-term capital losses without limitation. Additionally, at November 30, 2016, the Trust had a net capital loss carry forward of $92,625,503 of which the following amounts will expire between 2016 and 2019 if not utilized: $62,461,978 in 2017, $11,415,660 in 2018, and $18,747,865 in 2019. Since unlimited losses are required to be used first, loss carry forwards that are subject to expiration may be more likely to expire unused.

     The Trust has elected to defer $1,562,106 of long-term capital losses recognized between June 1, 2016 and November 30, 2016 to its fiscal year ending November 30, 2017.

     The tax character of distributions paid to shareowners during the years ended November 30, 2016 and November 30, 2015 were as follows:

     --------------------------------------------------------------------------------
                                                                2016            2015
     --------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                     $17,811,485     $17,193,031
     --------------------------------------------------------------------------------
        Total                                            $17,811,485     $17,193,031
     ================================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2016:

     --------------------------------------------------------------------------------
                                                                                2016
     --------------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                     $   1,826,319
     Capital loss carryforward                                          (124,688,306)
     Late year loss deferrals                                             (1,562,106)
     Other book/tax temporary differences                                   (317,586)
     Unrealized depreciation                                              (3,516,634)
     --------------------------------------------------------------------------------
        Total                                                          $(128,258,313)
     ================================================================================

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 53

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

F.   Insurance-Linked Securities (ILS)

     The Trust invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments and therefore the Trust's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be

54 Pioneer Floating Rate Trust | Annual Report | 11/30/16 difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

G.   Risks

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 55 certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

     Interest rates in the U.S. recently have been historically low, so the Trust faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of November 30, 2016 are disclosed in the Trust's Schedule of Investments.

I.   Automatic Dividend Reinvestment Plan

     All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

56 Pioneer Floating Rate Trust | Annual Report | 11/30/16

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 57 provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

     When the Trust enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with the broker as collateral at November 30, 2016, and is included in "Restricted cash" in the Statement of Assets and Liabilities, was $200,000.

58 Pioneer Floating Rate Trust | Annual Report | 11/30/16

     Open credit default swap contracts at November 30, 2016 are listed in the Schedule of Investments. The average market value of swap contracts open during the year ended November 30, 2016 was $89,423.

2. Management Agreement

PIM manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended November 30, 2016, the net management fee was 0.70% of the Trust's average daily managed assets, which was equivalent to 1.03% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At November 30, 2016, $379,131 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

3. Transfer Agent

American Stock Transfer & Trust Company (AST) serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 59

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at November 30, 2016 was as follows:

------------------------------------------------------------------------------------
 Statement of Assets and Liabilities

                           Interest    Credit     Foreign         Equity   Commodity
                           Rate Risk   Risk       Exchange Risk   Risk     Risk
------------------------------------------------------------------------------------
 Assets:
 Unrealized
   appreciation on
   centrally cleared
   credit default
   swaps                   $--         $114,032   $--             $--      $--
------------------------------------------------------------------------------------
   Total Value             $--         $114,032   $--             $--      $--
====================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at November 30, 2016 was as follows:

------------------------------------------------------------------------------------
 Statement of Operations

                           Interest    Credit     Foreign         Equity   Commodity
                           Rate Risk   Risk       Exchange Risk   Risk     Risk
------------------------------------------------------------------------------------
 Net realized
  gain (loss):
  Swap contracts           $--         $71,161    $--             $--      $--
------------------------------------------------------------------------------------
   Total Value             $--         $71,161    $--             $--      $--
====================================================================================
 Change in net
  unrealized
  appreciation
  (depreciation) on:
  Swap contracts           $--         $119,885   $--             $--      $--
------------------------------------------------------------------------------------
   Total Value             $--         $119,885   $--             $--      $--
====================================================================================

60 Pioneer Floating Rate Trust | Annual Report | 11/30/16

5. Unfunded Loan Commitments

The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obligated to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of November 30, 2016, the Trust had the following unfunded loan commitments outstanding:

----------------------------------------------------------------------------------------------
                                                                                  Unrealized
 Loan                         Principal         Cost            Value             Appreciation
----------------------------------------------------------------------------------------------
 Allied Universal
  Holdco LLC
  (fka USAGM
  Holdco LLC)                 $165,563          $164,022        $166,763          $2,741
----------------------------------------------------------------------------------------------
    Total                     $165,563          $164,022        $166,763          $2,741
==============================================================================================

6. Trust Shares

Transactions in shares of beneficial interest for the year ended November 30, 2016 and the year ended November 30, 2015 were as follows:

----------------------------------------------------------------------------------------------
                                                              11/30/16               11/30/15
----------------------------------------------------------------------------------------------
 Shares outstanding at beginning of year                    24,738,174             24,738,174
----------------------------------------------------------------------------------------------
 Shares outstanding at end of year                          24,738,174             24,738,174
==============================================================================================

7. Credit Agreement

Effective November 26, 2013, the Trust entered into a Revolving Credit Facility (the Credit Agreement) with the Bank of Nova Scotia in the amount of $160,000,000. The Credit Agreement was established in conjunction with the redemption of all the Trust's auction market preferred shares. Effective November 23, 2016, the Trust extended the maturity of the Credit Agreement for a 364 day period.

At November 30, 2016, the Trust had borrowings outstanding under the Credit Agreement totaling $143,450,000. The interest rate charged at November 30, 2016 was 1.38%. During the year ended November 30, 2016, the average daily balance was $144,279,268 at an average interest rate of 1.33%. Interest expense of $1,924,262 in connection with the Credit Agreement is included in the Statement of Operations. The fair value of the outstanding balance of the Credit Agreement at November 30, 2016 approximates its carrying value.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 61

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

8. Subsequent Event

A monthly dividend was declared on December 2, 2016 from undistributed and accumulated net investment income of $0.0600 per share payable December 19, 2016, to shareowners of record on December 14, 2016.

62 Pioneer Floating Rate Trust | Annual Report | 11/30/16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Floating Rate Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Floating Rate Trust (the "Trust"), as of November 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended November 30, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated January 24, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Trust as of November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
January 25, 2017

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 63

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.

Pioneer Investment Management, Inc. (the "Adviser"), the Trust's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Trust's current investment advisory agreement with the Adviser to terminate. Accordingly, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement for the Trust. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 20, 2016, shareowners of Pioneer Floating Rate Trust were asked to consider the proposals described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 - To elect three Class I Trustees.

----------------------------------------------------------------------------
 Nominee                                 For                     Withheld
----------------------------------------------------------------------------
 Class I
 David R. Bock                           21,739,460.845          494,248.579
 Lisa M. Jones                           21,729,166.725          504,542.699
 Lorraine H. Monchak                     21,736,216.486          497,492.938

64 Pioneer Floating Rate Trust | Annual Report | 11/30/16

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Floating Rate Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in January 2016 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Trust's performance at regularly scheduled meetings throughout the year and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings in connection with the review of the Trust's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Trust counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Trust's portfolio manager in the Trust. In May 2016, the Trustees, among other things, reviewed the Trust's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Trust and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 65

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio manager of the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

In considering the Trust's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Trust's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Trust's benchmark index. They also discuss the Trust's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Trust's shareowners.

66 Pioneer Floating Rate Trust | Annual Report | 11/30/16

The Trustees considered that the Trust's management fee (based on managed assets) for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Trust and non-Trust services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Trust and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Trust.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 67 numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Trust and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.

68 Pioneer Floating Rate Trust | Annual Report | 11/30/16

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 69

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name,Age and                    Term of Office and                                                         Other Directorships
Position Held With the Fund     Length of Service           Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)            Class III Trustee           Private investor (2004 - 2008 and 2013 -       Director, Broadridge
Chairman of the Board           since 2006.Term expires     present); Chairman (2008 - 2013) and Chief     Financial Solutions, Inc.
and Trustee                     in 2018.                    Executive Officer (2008 - 2012), Quadriserv,   (investor communications
                                                            Inc. (technology products for securities       and securities processing
                                                            lending industry); and Senior Executive Vice   provider for financial
                                                            President,The Bank  of New York (financial     services industry) (2009
                                                            and securities services) (1986 - 2004)         - present);Director,
                                                                                                           Quadriserv, Inc. (2005 -
                                                                                                           2013);and Commissioner,
                                                                                                           New Jersey State
                                                                                                           Civil Service Commission
                                                                                                           (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)              Class I Trustee since       Managing Partner, Federal City Capital         Director of New York
Trustee                         2005. Term expires in 2019. Advisors (corporate advisory services          Mortgage Trust
                                                            company) (1997 - 2004 and 2008 - present);     (publicly-traded mortgage
                                                            Interim Chief Executive Officer, Oxford        REIT)  (2004 - 2009, 2012
                                                            Analytica, Inc. (privately-held research and   - present); Director of
                                                            consulting company) (2010);  Executive Vice    The Swiss Helvetia Fund,
                                                            President and Chief Financial Officer,         Inc. (closed-end fund)
                                                            I-trax, Inc. (publicly traded  health care     (2010 - present);
                                                            services company) (2004 - 2007); and           Director of Oxford
                                                            Executive Vice President  and Chief            Analytica, Inc. 2008 -
                                                            Financial Officer, Pedestal Inc.               present); and Director of
                                                            (internet-based mortgage trading  company)     (Enterprise Community
                                                            (2000 - 2002); Private consultant              Investment, Inc.
                                                            (1995-1997), Managing Director, Lehman         (privately-held
                                                            Brothers (investment banking firm)             affordable housing
                                                            (1992-1995); and Executive, The World Bank     finance company) (1985 -
                                                            (1979-1992)                                    2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)       Class II Trustee since      William Joseph Maier Professor of Political    Trustee, Mellon
Trustee                         2008. Term expires in 2017. Economy, Harvard University (1972 - present)   Institutional Funds
                                                                                                           Investment Trust and
                                                                                                           Mellon Institutional
                                                                                                           Funds Master Portfolio
                                                                                                           (oversaw 17 portfolios in
                                                                                                           fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

70 Pioneer Floating Rate Trust | Annual Report | 11/30/16

------------------------------------------------------------------------------------------------------------------------------------
Name,Age and                    Term of Office and                                                         Other Directorships
Position Held With the Fund     Length of Service           Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)       Class II Trustee since      Founding Director,Vice President and           None
Trustee                         2003. Term expires in 2017. Corporate Secretary,The Winthrop Group, Inc.
                                                            (consulting firm) (1982 - present);
                                                            Desautels Faculty of Management, McGill
                                                            University (1999 - present); and Manager of
                                                            Research Operations and Organizational
                                                            Learning, Xerox PARC, Xerox's advance
                                                            research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (60)        Class I Trustee since       Chief Investment Officer, 1199 SEIU Funds      None
Trustee                         2015. Term expires in 2019. (healthcare workers union pension funds)
                                                            (2001 - present); Vice President -
                                                            International Investments Group, American
                                                            International Group, Inc. (insurance
                                                            company) (1993 - 2001); Vice  President
                                                            Corporate Finance and Treasury Group,
                                                            Citibank, N.A.(1980 - 1986  and 1990 -
                                                            1993); Vice President - Asset/Liability
                                                            Management Group, Federal  Farm Funding
                                                            Corporation (government-sponsored issuer of
                                                            debt securities)  (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman Hutton,
                                                            Inc. (investment bank) (1987 - 1988); and
                                                            Mortgage Strategies Group, Drexel  Burnham
                                                            Lambert, Ltd. (investment bank) (1986 -
                                                            1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)        Class III Trustee since     President and Chief Executive Officer,         Director of New America
Trustee                         2003. Term expires in 2018. Newbury Piret Company (investment banking      High Income  Fund, Inc.
                                                            firm) (1981 - present)                         (closed-end investment
                                                                                                           company) (2004 -
                                                                                                           present); and Member,
                                                                                                           Board of Governors,
                                                                                                           Investment Company
                                                                                                           Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)          Class III Trustee since     Consultant (investment company services)       None
Trustee                         2014. Term expires in 2018. (2012 - present); Executive Vice President,
                                                            BNY Mellon (financial and investment company
                                                            services)  (1969 - 2012); Director, BNY
                                                            International Financing Corp. (financial
                                                            services)  (2002 - 2012); and Director,
                                                            Mellon Overseas Investment Corp. (financial
                                                            services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 71

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                                Term of Office and                                                         Other Directorships
                                Length of Service           Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)*             Class I Trustee since       Chair, Director, CEO and President of          None
Trustee, President and          2014. Term expires in 2019. Pioneer Investment Management-USA (since
Chief Executive Officer                                     September 2014); Chair, Director, CEO and
                                                            President of Pioneer Investment Management,
                                                            Inc. (since September 2014); Chair,
                                                            Director, CEO  and President of Pioneer
                                                            Funds Distributor, Inc. (since September
                                                            2014); Chair, Director, CEO and President of
                                                            Pioneer Institutional Asset Management, Inc.
                                                            (since September 2014); and Chair, Director,
                                                            and CEO of Pioneer Investment  Management
                                                            Shareholder Services, Inc. (since September
                                                            2014); Managing  Director, Morgan Stanley
                                                            Investment Management (2010 - 2013); and
                                                            Director  of Institutional Business, CEO of
                                                            International, Eaton Vance Management  (2005
                                                            - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J.Taubes (58)*          Class II Trustee since      Director and Executive Vice President (since   None
Trustee                         2014. Term expires in 2017. 2008) and Chief Investment Officer, U.S.
                                                            (since 2010) of PIM-USA; Executive Vice
                                                            President of Pioneer (since 2008);
                                                            Executive Vice President of Pioneer
                                                            Institutional Asset Management, Inc. (since
                                                            2009); and Portfolio Manager of Pioneer
                                                            (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustee because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

72 Pioneer Floating Rate Trust | Annual Report | 11/30/16

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
Name,Age and                    Term of Office and                                                         Other Directorships
Position Held With the Trust    Length of Service           Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)      Since 2003. Serves at       Vice President and Associate General Counsel   None
Secretary and Chief             the discretion of the       of Pioneer since January 2008; Secretary and
Legal Officer                   Board.                      Chief Legal Officer of all of the Pioneer
                                                            Funds since June 2010; Assistant Secretary
                                                            of all of the Pioneer Funds from September
                                                            2003 to May 2010; and Vice President and
                                                            Senior Counsel of Pioneer from July 2002 to
                                                            December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)          Since 2010. Serves at       Fund Governance Director of Pioneer since      None
Assistant Secretary             the discretion of the       December 2006 and Assistant Secretary of all
                                Board.                      the Pioneer Funds since June 2010; Manager -
                                                            Fund Governance  of Pioneer from December
                                                            2003 to November 2006; and Senior Paralegal
                                                            of  Pioneer from January 2000 to November
                                                            2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)               Since 2010. Serves at       Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary             the discretion of the       Assistant Secretary of all the Pioneer Funds
                                Board.                      since June 2010; and Counsel of Pioneer from
                                                            June 2007  to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)            Since 2008. Serves at       Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief Financial   the discretion of the       Treasurer of all of the Pioneer Funds since
and Accounting Officer          Board.                      March 2008; Deputy Treasurer of Pioneer from
                                                            March 2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds from
                                                            March 2004 to  February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)           Since 2003. Serves at       Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer             the discretion of the       Assistant Treasurer of all of the Pioneer
                                Board.                      Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)              Since 2003. Serves at       Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer             the discretion of the       Pioneer; and Assistant Treasurer of all of
                                Board.                      the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 73

------------------------------------------------------------------------------------------------------------------------------------
Name,Age and                    Term of Office and                                                         Other Directorships
Position Held With the Trust    Length of Service           Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)           Since 2009. Serves at the   Fund Administration Manager - Fund Treasury    None
Assistant Treasurer             discretion of the Board.    of Pioneer since November 2008; Assistant
                                                            Treasurer of all of the Pioneer Funds since
                                                            January 2009; and Client  Service Manager -
                                                            Institutional Investor Services at State
                                                            Street Bank from  March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)            Since 2010. Serves at the   Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer        discretion of the Board.    all the Pioneer Funds since March 2010;
                                                            Chief Compliance Officer of Pioneer
                                                            Institutional Asset Management, Inc. since
                                                            January 2012; Chief Compliance Officer of
                                                            Vanderbilt  Capital Advisors, LLC since July
                                                            2012: Director of Adviser and Portfolio
                                                            Compliance at Pioneer since October 2005;
                                                            and Senior Compliance Officer for  Columbia
                                                            Management Advisers, Inc. from October 2003
                                                            to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)            Since 2006. Serves at the   Director - Transfer Agency Compliance of       None
Anti-Money Laundering Officer   discretion of the Board.    Pioneer and Anti-Money Laundering Officer of
                                                            all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Floating Rate Trust | Annual Report | 11/30/16

                            This page for your notes.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/16 75

                            This page for your notes.

76 Pioneer Floating Rate Trust | Annual Report | 11/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 19447-10-0117

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $76,738 payable to Deloitte & Touche LLP for the year ended
November 30, 2016 and $76,700 for the year ended November 30, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $9,904
payable to Deloitte & Touche LLP for the year ended
November 30, 2016 and $9,876 for the year ended November 30, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended Novemnber 30 2016 and 2015, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $9,904 payable to Deloitte & Touche LLP for the year ended
November 30, 2016 and $9,876 for the year ended November 30, 2015.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

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

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

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

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being

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

   voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

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

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

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

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

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

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

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

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

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

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

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

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

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

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

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

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

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

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

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

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

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

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                                       16



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.




ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2016. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Jonathan Sharkey     Other Registered Investment
                     Companies                                  3    $3,446,951                      N/A             N/A
                     Other Pooled Investment Vehicles           0    $        0                      N/A             N/A
                     Other Accounts                             0    $        0                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of November 30, 2016 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Jonathan Sharkey             A
---------------------------  ---------------------

*     Key to Dollar Ranges


A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 31, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 31, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 31, 2017

* Print the name and title of each signing officer under his or her signature.